                      ---------------------------------------------------------
TAX EXEMPT
SECURITIES               National Trust 213                California Trust 145
TRUST                    Minnesota Trust 115                 New York Trust 149
----------------------      ---------------------------------------------------
15,750 UNITS
          INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

IN THE OPINION OF COUNSEL UNDER EXISTING LAW, INTEREST INCOME TO THE TRUSTS AND TO UNIT HOLDERS (EXCEPT IN CERTAIN INSTANCES DEPENDING UPON THE UNIT HOLDERS) IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM CERTAIN STATE AND LOCAL PERSONAL INCOME TAXES, TO THE EXTENT INDICATED, IN THE STATE FOR WHICH A STATE TRUST IS NAMED. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX.

THE TAX EXEMPT SECURITIES TRUST consists of separate underlying unit investment trusts designated as National Trust 213, California Trust 145, Minnesota Trust 115 and New York Trust 149 (the "National Trust," the "California Trust," the "Minnesota Trust" and the "New York Trust," respectively) (the "Trusts" or the "Trust" as the context requires and in the case of a Trust designated by a state name, the "State Trust" or the "State Trusts," as the context requires). Each Trust was formed to obtain for its Unit holders tax-exempt interest income and conservation of capital through investment in a professionally selected, fixed portfolio of municipal bonds rated at the time of deposit in the category A or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"). (See "Portfolio of Securities".) Each State Trust comprises a fixed portfolio of interest-bearing obligations issued primarily by or on behalf of the state for which such State Trust is named and counties, municipalities, authorities or political subdivisions thereof. Interest on all bonds in each Trust is in the opinion of counsel under existing law, with certain exceptions, exempt from regular Federal income taxes (see Part B, "Taxes") and from certain state and local personal income taxes in the state for which a State Trust is named, but may be subject to other state and local taxes. (See discussions of State and local taxes in Part C.)

THE PUBLIC OFFERING PRICE of the Units of each Trust during the initial public offering period is equal to the aggregate offering price of the underlying bonds in the Trust's portfolio divided by the number of Units outstanding in such Trust, plus a sales charge. The Public Offering Price of the Units of each Trust following the initial public offering period is equal to the aggregate bid price of the underlying bonds in the Trust's portfolio divided by the number of Units outstanding in such Trust, plus a sales charge. During the initial public offering period the sales charge is equal to 4.70% of the Public Offering Price (4.932% of the aggregate offering price of the bonds per Unit) for each Trust, and following the initial public offering period this charge will be equal to 5.00% of the Public Offering Price (5.263% of the aggregate bid price of the bonds per Unit) for each Trust. See Part B, "Public Offering-- Distribution of Units" for a description of the initial public offering period. If the Units had been available for sale on November 9, 1995, the Public Offering Price per Unit (including the sales charge) would have been $1,023.55, $1,018.36, $1,025.86 and $1,023.88 for the National Trust, California Trust, Minnesota Trust and New York Trust, respectively. In addition, there will be added an amount equal to accrued interest commencing on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).

THE SPONSOR, although not obligated to do so, intends to maintain a market for the Units of the Trusts at prices based upon the aggregate bid price of the underlying bonds, as more fully described under "Public Offering--Market for Units" in Part B. If such a market is not maintained, a Unit holder will be able to dispose of his Units through redemption, at prices that are also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time without fee or penalty.

MONTHLY DISTRIBUTIONS of principal and interest received by each Trust will be made on or shortly after the fifteenth day of each month to holders of record on the first day of that month. For further information regarding the distributions by each Trust, see "Summary of Essential Information".

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                The date of this Prospectus is November 9, 1995

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 8, 1995 +

SPONSOR                                      RECORD DATES


  Smith Barney Inc.                            The first day of each month,
                                               commencing December 1, 1995

TRUSTEE                                      DISTRIBUTION DATES



  The Chase Manhattan Bank                     The fifteenth day of each
  (National Association)                       month,** commencing December
                                               15, 1995


EVALUATOR                                    EVALUATION TIME


  Kenny S & P Evaluation                        As of 1:00 P.M. on the Date of
  Services, a division of J.J. Kenny            Deposit. Thereafter, as of
  Co., Inc.                                     4:00 P.M. New York Time.


DATE OF DEPOSIT AND OF TRUST                 EVALUATOR'S FEE
AGREEMENT

  November 8, 1995                              The Evaluator will receive a
                                                fee of $.29 per bond per
                                                evaluation. (See Part B,
                                                "Evaluator--Responsibility"
                                                and "Public Offering--Offering
                                                Price".)

MANDATORY TERMINATION DATE*

  Each Trust will terminate on the           SPONSOR'S ANNUAL PORTFOLIO
  date of maturity, redemption,              SUPERVISION FEE***
  sale or other disposition of the
  last Bond held in the Trust.                  Maximum of $.25 per $1,000
                                                face amount of the underlying
                                                Bonds.

-------
+ The Date of Deposit. The Date of Deposit is the date on which the Trust Agreement was signed and the deposit with the Trustee was made.
  * The actual date of termination of each trust may be considerably earlier (see Part B, "Amendment and Termination of the Trust Agreement-- Termination").
 ** The first monthly income distribution of $3.67, $3.65, $3.48 and $3.56 for the National Trust, California Trust, Minnesota Trust and New York Trust, respectively, will be made on December 15, 1995.
*** In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

                                  NATIONAL   CALIFORNIA  MINNESOTA    NEW YORK
                                 TRUST 213   TRUST 145   TRUST 115   TRUST 149
                                 ----------  ----------  ----------  ----------
Principal Amount of Bonds in
 Trust.........................  $7,500,000  $3,000,000  $2,250,000  $3,000,000
Number of Units................       7,500       3,000       2,250       3,000
Principal Amount of Bonds in
 Trust per Unit................  $    1,000  $    1,000  $    1,000  $    1,000
Fractional Undivided Interest
 in Trust per Unit.............     1/7,500     1/3,000     1/2,250     1/3,000
Minimum Value of Trust:
  Trust Agreement may be Termi-
   nated if Principal Amount is
   less than...................  $3,750,000  $1,500,000  $1,125,000  $1,500,000
Calculation of Public Offering
 Price per Unit*:
  Aggregate Offering Price of
   Bonds in Trust..............  $7,315,816  $2,911,495  $2,199,688  $2,927,289
                                 ==========  ==========  ==========  ==========
  Divided by Number of Units...  $   975.44  $   970.50  $   977.64  $   975.76
  Plus: Sales Charge (4.70% of
   the Public Offering Price)..  $    48.11  $    47.86  $    48.22  $    48.12
                                 ----------  ----------  ----------  ----------
  Public Offering Price per
   Unit........................  $ 1,023.55  $ 1,018.36  $ 1,025.86  $ 1,023.88
  Plus: Accrued Interest*......  $      .95  $      .95  $      .90  $      .93
                                 ----------  ----------  ----------  ----------
    Total......................  $ 1,024.50  $ 1,019.31  $ 1,026.76  $ 1,024.81
                                 ==========  ==========  ==========  ==========
Sponsor's Initial Repurchase
 Price per Unit (per Unit Of-
 fering Price of Bonds)*.......  $   975.44  $   970.50  $   977.64  $   975.76
Approximate Redemption Price
   per Unit (per Unit Bid Price
   of Bonds)**.................  $   971.44  $   964.75  $   973.64  $   971.33
                                 ----------  ----------  ----------  ----------
Difference Between per Unit Of-
 fering and Bid Prices of
 Bonds.........................  $     4.00  $     5.75  $     4.00  $     4.43
                                 ==========  ==========  ==========  ==========
Calculation of Estimated Net
 Annual Income per Unit:
  Estimated Annual Income per
   Unit........................  $    60.05  $    59.78  $    57.06  $    58.36
  Less: Estimated Trustee's An-
   nual Fee***.................  $     1.31  $     1.34  $     1.31  $     1.33
  Less: Organizational Ex-
   penses****..................  $      .40  $      .40  $      .40  $      .40
  Less: Other Estimated Annual
   Expenses....................  $      .86  $      .80  $      .87  $      .83
                                 ----------  ----------  ----------  ----------
  Estimated Net Annual Income
   per Unit....................  $    57.48  $    57.24  $    54.48  $    55.80
                                 ==========  ==========  ==========  ==========
Calculation of Monthly Income
   Distribution per Unit:
   Estimated Net Annual Income
   per Unit....................  $    57.48  $    57.24  $    54.48  $    55.80
  Divided by 12................  $     4.79  $     4.77  $     4.54  $     4.65
Accrued interest from the day
   after the Date of Deposit to
   the first record date**.....  $    .1596  $    .1590  $    .1513  $    .1550
First distribution per unit....  $     3.67  $     3.65  $     3.48  $     3.56
Daily Rate (360-day basis) of
 Income Accrual per Unit.......  $     3.67  $     3.65  $     3.48  $     3.56
Estimated Current Return based
 on Public Offering Price*****.        5.62%       5.62%       5.31%       5.45%
Estimated Long-Term Re-
 turn*****.....................        5.57%       5.49%       5.28%       5.41%

-------
    * Accrued interest will be commencing on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
   ** This figure will also include accrued interest from the day after the Date of Deposit to the date of settlement (normally three business days after purchase) and the net of cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata share basis. (See Part B, "Redemption of Units--Computation of Redemption Price per Unit.")
  *** Per $1,000 principal amount of Bonds, plus expenses. (See Part B, "Rights of Unit Holders--Distribution of Interest and Principal.")
 **** Each Trust (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Trust--as is common for mutual funds. Historically, the Sponsors of unit investment trusts have paid all the costs of establishing those trusts. Advertising and selling expenses will be paid by the Underwriters at no cost to a Trust.
***** The Estimated Current Return is calculated by dividing the Estimated Net
      Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit. The effect of the delay in the payment to Unit holders for the first few months of Trust operations, which results in a lower true return to Unit holders, is not reflected in either calculation (a projected cash flow statement as of the Date of Deposit is available upon request from the Trustee).

PORTFOLIO SUMMARY AS OF DATE OF DEPOSIT

NATIONAL TRUST 213

  The Portfolio of the National Trust contains 18 issues of Bonds of issuers located in 11 States. All of the issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Bonds may be derived from more than one source, the primary sources of such income and the percentage* of the Bonds in this Trust deriving income from such sources are as follows: hospital and health care facilities: 41.4%; housing facilities: 33.8%; power facilities: 6.4%; pollution control facilities: 6.8%; educational facilities:
6.1%; convention facilities: 5.5%. The Trust is considered to be concentrated in hospital and health care facilities and housing facilities issues.+ (See Part B, "Tax Exempt Securities Trust--Risk Factors" for a brief summary of additional considerations relating to certain of these issues.) Fifteen Bonds in this Trust have been issued with an "original issue discount." (See Part B, "Taxes.") The average life to maturity of the Bonds in the National Trust is
25.8 years.

  As of the Date of Deposit, 90.9% of the Bonds in this Trust are rated by Standard & Poor's (6.9% rated AA and 84.0% rated A); and 9.1% are rated by Moody's (2.7% rated Aa and 6.4% rated A). For a description of the meaning of the applicable rating symbols as published by the rating agencies, see Part B, "Bond Ratings." It should be emphasized, however, that the ratings of the rating agencies represent their opinions as to the quality of the Bonds which they undertake to rate, and that these ratings are general and are not absolute standards of quality and may change from time to time.

  None of the Bonds in the National Trust were acquired from the Sponsor as sole underwriter or from an underwriting syndicate in which the Sponsor participated, or otherwise from the Sponsor's own organization. (See Part B, "Public Offering--Sponsor's and Underwriters' Profits.")

CALIFORNIA TRUST 145

  The Portfolio of the California Trust contains 9 issues of Bonds of issuers located in the State of California. All of the issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Bonds may be derived from more than one source, the primary sources of such income and the percentage* of the Bonds in this Trust deriving income from such sources are as follows: hospital and health care facilities: 47.2%; housing facilities:
10.8%; educational facilities: 22.6%; convention facilities: 8.8%; tax allocation: 10.6%. The Trust is considered to be concentrated in hospital and health care facilities issues.+ (See Part B, "Tax Exempt Securities Trust-- Risk Factors" for a brief summary of additional considerations relating to certain of these issues.) 7.7% of the Bonds in this Trust are insured as to timely payment of principal and interest by certain insurance companies (AMBAC, 7.7%;) (see Part B, "Tax Exempt Securities Trust--Risk Factors-- Insurance"). Nine Bonds in this Trust have been issued with an "original issue discount." (See Part B, "Taxes.") The average life to maturity of the Bonds in the California Trust is 27.1 years.

  As of the Date of Deposit, 100% of the Bonds in this Trust are rated by Standard & Poor's (7.7% rated AAA and 92.3% rated A). For a description of the meaning of the applicable rating symbols as published by the rating agencies, see Part B, "Bond Ratings." It should be emphasized, however, that the ratings of the rating agencies represent their opinions as to the quality of the Bonds which they undertake to rate, and that these ratings are general and are not absolute standards of quality and may change from time to time.

  10.8% of the Bonds in the California Trust were acquired from the Sponsor as sole underwriter or from an underwriting syndicate in which the Sponsor participated, or otherwise from the Sponsor's own organization. (See Part B, "Public Offering--Sponsor's and Underwriters' Profits.")

MINNESOTA TRUST 115

  The Portfolio of the Minnesota Trust contains 7 issues of Bonds of issuers located in the State of Minnesota. All of the issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Bonds may be derived from more than one source, the primary sources of such income and the percentage* of the Bonds in this Trust deriving income from such sources are as follows: hospital and health care facilities: 40.3%; housing facilities:
32.8%; power facilities: 4.2%; pollution control facilities: 22.7%. The Trust is considered to be concentrated in hospital and health care facilities and housing facilities issues.+ (See Part B, "Tax Exempt Securities Trust--Risk Factors" for a brief summary of additional considerations relating to certain of these issues.) In addition, 4.2% of the Bonds in this Trust are subject to redemption or sinking fund provisions early in the life of the Trust. (See "Redemption Provisions" under "Portfolio of Securities".) 44.5% of the Bonds in this Trust are insured as to timely payment of principal and interest by certain insurance companies (AMBAC, 24.6%; Connie Lee, 15.7%; and MBIA, 4.2%) (see Part B, "Tax Exempt Securities Trust--Risk Factors--Insurance"). Six Bonds in this Trust have been issued with an "original issue discount." (See Part B, "Taxes.") The average life to maturity of the Bonds in the Minnesota Trust is 24.7 years.
-------
* Percentages computed on the basis of the aggregate offering price of the Bonds in the Trust on the Date of Deposit.
+ A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate offering price of the Bonds in the Trust.

  As of the Date of Deposit, 88.3% of the Bonds in this Trust are rated by Standard & Poor's (65.6% rated AAA and 22.7% rated A); and 11.7% are rated Aa by Moody's. For a description of the meaning of the applicable rating symbols as published by the rating agencies, see Part B, "Bond Ratings." It should be emphasized, however, that the ratings of the rating agencies represent their opinions as to the quality of the Bonds which they undertake to rate, and that these ratings are general and are not absolute standards of quality and may change from time to time.

  Note of the Bonds in the Minnesota Trust were acquired from the Sponsor as sole underwriter or from an underwriting syndicate in which the Sponsor participated, or otherwise from the Sponsor's own organization. (See Part B, "Public Offering--Sponsor's and Underwriters' Profits.")

NEW YORK TRUST 149

  The Portfolio of the New York Trust contains 12 issues of Bonds of issuers located in the State of New York. Two of the issues (representing approximately 17.8% of the Bonds in the Trust) are general obligations of governmental entities and are backed by the taxing power of those entities. The remaining issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Bonds may be derived from more than one source, the primary sources of such income and the percentage* of the Bonds in this Trust deriving income from such sources are as follows: hospital and health care facilities: 17.5%; housing facilities: 8.5%; educational facilities: 19.3%; water and sewer facilities:
6.8%; correctional facilities: 14.5%; special assessment: 7.1%; sales tax:
8.5%. Eleven Bonds in this Trust have been issued with an "original issue discount." (See Part B, "Taxes.") The average life to maturity of the Bonds in the New York Trust is 24.5 years.

  As of the Date of Deposit, 48.5% of the Bonds in this Trust are rated by Standard & Poor's (26.0% rated AA and 22.5% rated A); and 51.5% are rated A by Fitch. For a description of the meaning of the applicable rating symbols as published by the rating agencies, see Part B, "Bond Ratings." It should be emphasized, however, that the ratings of the rating agencies represent their opinions as to the quality of the Bonds which they undertake to rate, and that these ratings are general and are not absolute standards of quality and may change from time to time.

  None of the Bonds in the New York Trust were acquired from the Sponsor as sole underwriter or from an underwriting syndicate in which the Sponsor participated, or otherwise from the Sponsor's own organization. (See Part B, "Public Offering--Sponsor's and Underwriters' Profits.")

-------
* Percentages computed on the basis of the aggregate offering price of the Bonds in the Trust on the Date of Deposit.

UNDERWRITING

  The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

                                                              UNITS
                          ------------------------------------------------------------------------------
                          NATIONAL TRUST 213 CALIFORNIA TRUST 145 MINNESOTA TRUST 115 NEW YORK TRUST 149
                          ------------------ -------------------- ------------------- ------------------
Smith Barney Inc. ......          5,400               2,700                1,850              2,300
1345 Avenue of the Amer-
 icas
New York, New York 10105
Gruntal & Co. Incorpo-
 rated..................            500                 100                  --                 100
14 Wall Street
New York, New York 10005
Raymond James & Associ-
 ates...................            500                 --                   --                 --
880 Carillon Parkway
P.O. Box 12749
St. Petersburg, Florida
 33733
William R. Hough........            300                 --                   --                 --
100 Second Avenue
Suite 800
St. Petersburg, Florida
 33701
Roosevelt & Cross,
 Inc. ..................            100                 --                   --                 100
20 Exchange Place
New York, New York 10005
Advest Inc. ............            100                 --                   --                 100
One Commercial Plaza
280 Trumbull Street
Hartford, Connecticut
 06103
Oppenheimer & Co.,
 Inc. ..................            100                 --                   --                 100
Oppenheimer Tower
One World Financial Cen-
 ter
New York, New York 10281
U.S. Clearing Corpora-
 tion...................            100                 --                   --                 100
26 Broadway
New York, New York 10004
Bear Stearns & Co.,
 Inc. ..................            --                  100                  --                 100
245 Park Avenue
New York, New York 10167
Piper Jaffray, Inc. ....            --                  100                  100                --
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota
 55440
Rauscher Pierce Refsnes,
 Inc. ..................            100                 --                   --                 --
2500 RPR Tower
Plaza of the Americas
Dallas, Texas 75201
Miller & Schroeder Fi-
 nancial, Inc. .........            --                  --                   100                --
220 South Sixth Street
P.O. Box 789
Minneapolis, Minnesota
 55440
Robert W. Baird & Co.
 Incorporated...........            --                  --                   100                --
777 East Wisconsin Ave-
 nue
Milwaukee, Wisconsin
 53202
Samuel A. Ramirez.......            --                  --                   --                 100
61 Broadway
New York, New York 10008
Dain Bosworth Incorpo-
 rated..................            --                  --                   100                --
Dain Bosworth Place
60 S. 6th Street
Mailstop Plsc
Minneapolis, Minnesota
 55402

                                                              UNITS
                          ------------------------------------------------------------------------------
                          NATIONAL TRUST 213 CALIFORNIA TRUST 145 MINNESOTA TRUST 115 NEW YORK TRUST 149
                          ------------------ -------------------- ------------------- ------------------
Legg Mason Wood Walker,
 Inc. ..................          100                 --                   --                 --
111 South Calvert Street
Baltimore, Maryland
 21202
First Miami Securities,
 Inc. ..................          100                 --                   --                 --
301 Yamato Road
Suite 2100
Boca Raton, Florida
 33431
Wheat First Securities,
 Inc. ..................          100                 --                   --                 --
901 East Byrd Street
Richmond, Virginia 23219
                                -----               -----                -----              -----
Total...................        7,500               3,000                2,250              3,000
                                =====               =====                =====              =====

                          INDEPENDENT AUDITORS' REPORT

To the Sponsor, Trustee and Unit Holders of Tax Exempt Securities Trust,
 National Trust 213, California Trust 145, Minnesota Trust 115 and New York Trust 149:

  We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 213, California Trust 145, Minnesota Trust 115 and New York Trust 149 as of November 8, 1995. These financial statements are the responsibility of the Trustee (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on November 8, 1995 for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

  In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 213, California Trust 145, Minnesota Trust 115 and New York Trust 149 as of November 8, 1995, in conformity with generally accepted accounting principles.

                                      KPMG PEAT MARWICK LLP

New York, New York
November 8, 1995

                          TAX EXEMPT SECURITIES TRUST
                       STATEMENTS OF FINANCIAL CONDITION
                    AS OF DATE OF DEPOSIT, NOVEMBER 8, 1995

                                              TRUST PROPERTY
                                -------------------------------------------
                                 NATIONAL  CALIFORNIA MINNESOTA   NEW YORK
                                TRUST 213  TRUST 145  TRUST 115  TRUST 149
                                ---------- ---------- ---------- ----------
Investment in Tax-Exempt Secu-
 rities:
  Bonds represented by purchase
   contracts backed by
   letter of credit (1)........ $7,315,816 $2,911,495 $2,199,688 $2,927,289
Accrued interest through the
 Date of Deposit on underlying
 bonds (1)(2)..................    116,020     41,031     37,280     43,457
Organizational costs (3).......     15,000      6,000      4,500      6,000
                                ---------- ---------- ---------- ----------
    Total...................... $7,446,836 $2,958,526 $2,241,468 $2,976,746
                                ========== ========== ========== ==========
                                 LIABILITIES AND INTEREST OF UNIT HOLDERS
                                -------------------------------------------
Liabilities:
  Accrued interest through the
   Date of Deposit on
   underlying bonds (1)(2)..... $  116,020 $   41,031 $   37,280 $   43,457
  Accrued expenses (3).........     15,000      6,000      4,500      6,000
                                ---------- ---------- ---------- ----------
Interest of Unit Holders:
  Units of fractional undivided
   interest outstanding (Na-
   tional Trust 213: 7,500;
   California Trust 145: 3,000;
   Minnesota Trust 115: 2,250;
   New York Trust 149: 3,000)
   Cost to investors (4).......  7,676,632  3,055,090  2,308,177  3,071,662
   Less--Gross underwriting
    commission (5).............    360,816    143,595    108,489    144,373
                                ---------- ---------- ---------- ----------
   Net amount applicable to in-
    vestors....................  7,315,816  2,911,495  2,199,688  2,927,289
                                ---------- ---------- ---------- ----------
    Total...................... $7,446,836 $2,958,526 $2,241,468 $2,976,746
                                ========== ========== ========== ==========

(1) Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 P.M. on November 8, 1995, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, "Public Offering--Offering Price." Morgan Guaranty Trust Company of New York issued an irrevocable letter of credit in the aggregate principal amount of $20,500,000 which was deposited with the Trustee for the purchase of $15,750,000 principal amount of Bonds pursuant to contracts to purchase such Bonds at the Sponsor's aggregate cost of $15,354,288 plus $237,788 representing accrued interest thereon through the Date of Deposit.
(2) The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit holder of record on such date, as set forth in Part B, "Rights of Unit Holders--Distribution of Interest and Principal."
(3) Organizational costs to be paid by the Trusts have been deferred and will be amortized over five years.
(4) Aggregate public offering price (exclusive of interest) computed on 7,500, 3,000, 2,250 and 3,000 Units of National Trust, California Trust, Minnesota Trust and New York Trust, respectively, on the basis set forth in Part B, "Public Offering--Offering Price."
(5) Sales charge of 4.70% computed on 7,500, 3,000, 2,250 and 3,000 Units of National Trust, California Trust, Minnesota Trust and New York Trust, respectively, on the basis set forth in Part B, "Public Offering--Offering Price."
(6) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates and accruals reflected in each Trust's financial statements. The Evaluator determines the price for each underlying Bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering--Offering Price."

                          TAX EXEMPT SECURITIES TRUST
       NATIONAL TRUST 213--PORTFOLIO OF SECURITIES AS OF NOVEMBER 8, 1995

                                                                     COST OF   YIELD ON  ANNUAL
                                                                    SECURITIES DATE OF  INTEREST
     AGGREGATE  SECURITIES REPRESENTED    RATINGS    REDEMPTION      TO TRUST  DEPOSIT   INCOME
     PRINCIPAL   BY PURCHASE CONTRACTS      (1)    PROVISIONS (2)     (3)(4)     (4)    TO TRUST
     --------- ------------------------   ------- ----------------- ---------- -------- --------
  1. $210,000  Alaska Housing Finance       Aa*     6/1/04 @ 102     $195,674   5.500%  $11,340
               Corporation, General               SF 12/1/19 @ 100
               Housing Purpose Bonds,
               5.40% Due 12/1/2023
  2.  500,000  The Industrial                A      10/1/05 @ 102     505,000   6.378    32,500
               Development Authority of           SF 10/1/17 @ 100
               the County of Maricopa,
               Arizona, Multifamily
               Housing Revenue Bonds,
               6.50% Due 10/1/2025
  3.  500,000  State Public Works Board     A-      6/1/03 @ 100      445,275   5.800    25,000
               of the State of                     SF 6/1/22 @ 100
               California, Lease
               Revenue Refunding Bonds,
               The Regents of the
               University of
               California, Various
               University of California
               Projects, 5.00% Due
               6/1/2023
  4.  450,000  Bell Community Housing       A-      10/1/05 @ 102     450,000   6.399    28,800
               Authority, California,             SF 10/1/16 @ 100
               Revenue Bonds,
               Mobilehome Parks
               Acquisition Project,
               6.40% Due 10/1/2025
  5.  235,000  San Bernardino County,       A-      8/1/04 @ 102      196,458   6.200    11,750
               California, Certificates            SF 8/1/25 @ 100
               of Participation,
               Medical Center Financing
               Project, 5.00% Due
               8/1/2026
  6.  250,000  San Bernardino County,       A-      8/1/04 @ 102      226,630   6.200    13,750
               California, Certificates            SF 8/1/23 @ 100
               of Participation,
               Medical Center Financing
               Project, 5.50% Due
               8/1/2024
  7.  395,000  City of San Jose             A+      9/1/01 @ 102      404,697   6.000    25,280
               Financing Authority,                SF 9/1/18 @ 100
               Santa Clara County,
               California, Revenue
               Bonds, Convention Center
               Refunding Project, 6.40%
               Due 9/1/2022
  8.  320,000  Illinois Health              AA-     4/15/02 @ 102     322,064   6.150    20,000
               Facilities Authority               SF 4/15/18 @ 100
               Revenue Refunding Bonds,
               Evangelical Hospitals
               Corporation, 6.25% Due
               4/15/2022
  9.  500,000  Illinois Health              A-      10/1/03 @ 102     468,440   6.000    27,500
               Facilities Authority               SF 10/1/08 @ 100
               Revenue Refunding Bonds,
               Illinois Masonic Medical
               Center, 5.50% Due
               10/1/2019
 10.  175,000  Maine State Housing          AA-     5/15/02 @ 102     184,191   6.100    12,075
               Authority, Mortgage                SF 11/15/11 @ 100
               Purchase Bonds, 6.90%
               Due 11/15/2012
 11.  500,000  Michigan State Hospital      A-      8/15/03 @ 102     516,350   6.050    32,500
               Finance Authority                  SF 8/15/14 @ 100
               Revenue and Refunding
               Bonds, The Detroit
               Medical Center Obligated
               Group, 6.50% Due
               8/15/2018
 12.  500,000  City of Bass Brook,          A-      7/1/02 @ 102      498,750   6.018    30,000
               Minnesota,
               Collateralized Pollution
               Control Refunding
               Revenue Bonds, Minnesota
               Power & Light Company
               Project, 6.00% Due
               7/1/2022
 13.  540,000  Southeastern New Mexico       A      6/1/06 @ 101      552,306   6.235    35,100
               Affordable Housing                  SF 6/1/06 @ 100
               Corporation, Multifamily
               Housing Revenue Bonds,
               Casa Hermosa Apartments
               Project, 6.50% Due
               6/1/2026
 14.  500,000  North Carolina Eastern        A*     1/1/03 @ 100      467,710   6.000    27,500
               Municipal Power Agency,
               Power System Revenue
               Refunding Bonds, 5.50%
               Due 1/1/2021
 15.  250,000  The Gastonia Housing         A-      7/1/04 @ 100      252,465   6.100    15,625
               Authority, North                    SF 1/1/05 @ 100
               Carolina, Revenue Bonds,
               Golfview/Village Square
               Apartments- Section 8
               Assisted Elderly
               Project, 6.25% Due
               7/1/2010


  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
       NATIONAL TRUST 213--PORTFOLIO OF SECURITIES AS OF NOVEMBER 8, 1995

                                                                      COST OF   YIELD ON  ANNUAL
                                                                     SECURITIES DATE OF  INTEREST
     AGGREGATE   SECURITIES REPRESENTED    RATINGS    REDEMPTION      TO TRUST  DEPOSIT   INCOME
     PRINCIPAL    BY PURCHASE CONTRACTS      (1)    PROVISIONS (2)     (3)(4)     (4)    TO TRUST
     ---------  ------------------------   ------- ----------------- ---------- -------- --------
 16. $  600,000 The Hospitals and Higher     A-     11/15/03 @ 102   $  616,554  6.250%  $ 39,750
                Education Facilities               SF 11/15/09 @ 100
                Authority of
                Philadelphia,
                Pennsylvania, Hospital
                Revenue Bonds, Temple
                University Hospital,
                6.625% Due 11/15/2023
 17.    750,000 South Fork Municipal         A-      7/1/03 @ 102       680,910  6.200     41,250
                Authority, Cambria                  SF 7/1/12 @ 100
                County, Pennsylvania,
                Hospital Revenue Bonds,
                Lee Hospital Project,
                5.50% Due 7/1/2023
 18.    325,000 Industrial Development        A      7/1/05 @ 102       332,342  6.100     20,719
                Authority of Arlington              SF 7/1/21 @ 100
                County, Virginia, Multi-
                Family Housing Mortgage
                Revenue Bonds, Arlington
                Housing Corporation,
                6.375% Due 7/1/2025
     ----------                                                      ----------          --------
     $7,500,000                                                      $7,315,816          $450,439
     ==========                                                      ==========          ========



  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
      CALIFORNIA TRUST 145--PORTFOLIO OF SECURITIES AS OF NOVEMBER 8, 1995

                                                                      COST OF   YIELD ON  ANNUAL
                                                                     SECURITIES DATE OF  INTEREST
      AGGREGATE   SECURITIES REPRESENTED    RATINGS    REDEMPTION     TO TRUST  DEPOSIT   INCOME
      PRINCIPAL    BY PURCHASE CONTRACTS      (1)    PROVISIONS (2)    (3)(4)     (4)    TO TRUST
      ---------  ------------------------   ------- ---------------- ---------- -------- --------
  1.  $  500,000 California Health              A     9/1/01 @ 102   $  530,765  6.000%  $ 35,000
                 Facilities Financing               SF 9/1/08 @ 100
                 Authority, Secured
                 Revenue Bonds, Hospital
                 of the Good Samaritan,
                 7.00% Due 9/1/2021
  2.     485,000 State Public Works Board      A-     6/1/03 @ 100      431,917  5.800     24,250
                 of the State of                    SF 6/1/22 @ 100
                 California, Lease
                 Revenue Refunding Bonds,
                 The Regents of the
                 University of
                 California, Various
                 University of California
                 Projects, 5.00% Due
                 6/1/2023
  3.     250,000 The Regents of the           AAA     9/1/03 @ 102      224,785  5.650     12,187
                 University of
                 California, Refunding
                 Revenue Bonds, Multiple
                 Purpose Projects, AMBAC
                 Insured, 4.875% Due
                 9/1/2019
  4.     400,000 City of Bakersfield,          A-     1/1/02 @ 102      408,824  6.150     26,000
                 California, Hospital               SF 1/1/13 @ 100
                 Revenue Bonds,
                 Bakersfield Memorial
                 Hospital, 6.50% Due
                 1/1/2022
  5.     315,000 Bell Community Housing        A-    10/1/05 @ 102      315,000  6.399     20,160
                 Authority, California,             SF 10/1/16 @ 100
                 Revenue Bonds,
                 Mobilehome Parks
                 Acquisition Project,
                 6.40% Due 10/1/2025
  6.     300,000 Emeryville Public             A-     5/1/02 @ 102      308,439  6.050     19,500
                 Financing Authority,               SF 5/1/11 @ 100
                 Alameda County,
                 California, Revenue
                 Bonds, Emeryville
                 Redevelopment Project,
                 6.50% Due 5/1/2021
  7.     250,000 San Bernardino County,        A-     8/1/04 @ 102      226,630  6.200     13,750
                 California, Certificates           SF 8/1/23 @ 100
                 of Participation,
                 Medical Center Financing
                 Project, 5.50% Due
                 8/1/2024
  8.     250,000 San Bernardino County,        A-     8/1/04 @ 102      208,998  6.200     12,500
                 California, Certificates           SF 8/1/25 @ 100
                 of Participation,
                 Medical Center Financing
                 Project, 5.00% Due
                 8/1/2026
  9.     250,000 City of San Jose              A+     9/1/01 @ 102      256,137  6.000     16,000
                 Financing Authority,               SF 9/1/18 @ 100
                 Santa Clara County,
                 California, Revenue
                 Bonds, Convention Center
                 Refunding Project, 6.40%
                 Due 9/1/2022
      ----------                                                     ----------          --------
      $3,000,000                                                     $2,911,495          $179,347
      ==========                                                     ==========          ========


  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
      MINNESOTA TRUST 115--PORTFOLIO OF SECURITIES AS OF NOVEMBER 8, 1995

                                                                      COST OF   YIELD ON  ANNUAL
                                                      REDEMPTION     SECURITIES DATE OF  INTEREST
     AGGREGATE   SECURITIES REPRESENTED    RATINGS    PROVISIONS      TO TRUST  DEPOSIT   INCOME
     PRINCIPAL    BY PURCHASE CONTRACTS      (1)          (2)          (3)(4)     (4)    TO TRUST
     ---------  ------------------------   ------- ----------------- ---------- -------- --------
  1. $  500,000 City of Bass Brook,          A-      7/1/02 @ 102    $  498,750  6.018%  $ 30,000
                Minnesota,
                Collateralized Pollution
                Control Refunding
                Revenue Bonds, Minnesota
                Power & Light Company
                Project, 6.00% Due
                7/1/2022
  2.    340,000 City of Brainerd,            AAA     2/15/03 @ 102      346,004  5.750     20,400
                Minnesota, Benedictine             SF 2/15/13 @ 100
                Health System, St.
                Joseph's Medical Center,
                Connie Lee Insured,
                6.00% Due 2/15/2020
  3.    450,000 City of Eden Prairies,       AAA     1/20/06 @ 102      463,550  5.850     27,900
                Minnesota, Multifamily             SF 7/20/06 @ 100
                Housing Refunding Bonds,
                GNMA Collateralized
                Mortgage Loan, Olympic
                Ridge Project, 6.20% Due
                1/20/2016
  4.    500,000 City of Minneapolis,         AAA    11/15/03 @ 102      439,510  5.700     23,750
                Minnesota and Housing              SF 11/15/14 @ 100
                and Redevelopment
                Authority of the City of
                Saint Paul, Minnesota,
                Health Care System
                Revenue Bonds,
                HealthSpan, AMBAC
                Insured, 4.75% Due
                11/15/2018
  5.    250,000 City of St. Louis Park,      Aa*     12/1/05 @ 102      257,463  5.900     15,625
                Minnesota, Multifamily              SF 6/1/17 @ 100
                Housing Revenue
                Refunding Bonds, FHA
                Insured Mortgage Loans,
                Community Housing and
                Service Corporation
                Project, 6.25% Due
                12/1/2028
  6.    110,000 City of St. Louis Park,      AAA     7/1/03 @ 102       102,382  5.700      5,720
                Minnesota, Health Care              SF 7/1/17 @ 100
                Facilities Revenue
                Bonds, Health System
                Minnesota Obligated
                Group, AMBAC Insured,
                5.20% Due 7/1/2023
  7.    100,000 Southern Minnesota           AAA     1/1/96 @ 100        92,029  5.650      5,000
                Municipal Power Agency,             SF 1/1/16 @ 100
                Power Supply Revenue
                Bonds, MBIA Insured,
                5.00% Due 1/1/2017
     ----------                                                      ----------          --------
     $2,250,000                                                      $2,199,688          $128,395
     ==========                                                      ==========          ========


  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
       NEW YORK TRUST 149--PORTFOLIO OF SECURITIES AS OF NOVEMBER 8, 1995

                                                                     COST OF   YIELD ON  ANNUAL
                                                      REDEMPTION    SECURITIES DATE OF  INTEREST
     AGGREGATE   SECURITIES REPRESENTED    RATINGS    PROVISIONS     TO TRUST  DEPOSIT   INCOME
     PRINCIPAL    BY PURCHASE CONTRACTS      (1)         (2)          (3)(4)     (4)    TO TRUST
     ---------  ------------------------   ------- ---------------- ---------- -------- --------
  1. $  250,000 The City of New York,       A-**     8/1/05 @ 101   $  257,205  6.150%  $ 16,250
                General Obligation                 SF 8/1/17 @ 100
                Bonds, 6.50% Due
                8/1/2019
  2.    250,000 The City of New York,       A-**    2/15/05 @ 101      259,520  6.150     16,562
                General Obligation                 SF 2/15/20 @ 100
                Bonds, 6.625% Due
                2/15/2025
  3.    200,000 New York City Municipal      A-     6/15/99 @ 100      200,000  5.999     12,000
                Water Finance Authority,           SF 6/15/17 @ 100
                Water and Sewer System
                Revenue Bonds, 6.00% Due
                6/15/2019
  4.    120,000 Dormitory Authority of       A**    5/15/00 @ 100      120,583  6.000      7,350
                the State of New York,             SF 5/15/19 @ 100
                State University
                Educational Facilities
                Revenue Bonds, 6.125%
                Due 5/15/2020
  5.    350,000 Dormitory Authority of       A**    5/15/05 @ 102      347,057  6.061     21,000
                the State of New York,             SF 5/15/20 @ 100
                State University
                Educational Facilities
                Revenue Bonds, 6.00% Due
                5/15/2025
  6.    110,000 Dormitory Authority of       A**    5/15/00 @ 100       97,748  5.900      5,500
                the State of New York,
                State University
                Educational Facilities
                Revenue Bonds, 5.00% Due
                5/15/2018
  7.    500,000 Dormitory Authority of       AA      8/1/05 @ 102      512,510  5.900     31,000
                the State of New York,
                St. Lukes Home
                Residential Health Care
                Facility, Inc., FHA-
                Insured Mortgage Revenue
                Bonds, 6.20% Due
                8/1/2015
  8.    280,000 Housing New York             AA     11/1/03 @ 102      248,508  5.900     14,000
                Corporation, Senior                SF 11/1/14 @ 100
                Revenue Refunding Bonds,
                5.00% Due 11/1/2018
  9.    250,000 New York Local                A      4/1/02 @ 102      250,000  5.999     15,000
                Government Assistance              SF 4/1/13 @ 100
                Corporation, Bonds,
                6.00% Due 4/1/2018
 10.    300,000 New York State Urban         A**     1/1/04 @ 102      272,760  5.950     15,750
                Development Corporation,           SF 1/1/17 @ 100
                Correctional Capital
                Facilities Revenue
                Refunding Bonds, 5.25%
                Due 1/1/2021
 11.    165,000 New York State Urban         A**     1/1/04 @ 102      152,287  5.950      8,869
                Development Corporation,           SF 1/1/14 @ 100
                Correctional Capital
                Facilities Revenue
                Bonds, 5.375% Due
                1/1/2023
 12.    225,000 Grand Central District        A      1/1/04 @ 102      209,111  5.776     11,812
                Management Association,            SF 1/1/15 @ 100
                Inc., Grand Central
                Business Improvement
                District, Capital
                Improvement Refunding
                Bonds, 5.25% Due
                1/1/2022
     ----------                                                     ----------          --------
     $3,000,000                                                     $2,927,289          $175,093
     ==========                                                     ==========          ========


  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1)For a description of the meaning of the applicable rating symbols as published by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service(*) and Fitch Investor Services, Inc.(**), see Part B, "Bond Ratings".

(2) There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. "SF" indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, "Tax Exempt Securities Trust--Portfolio."

(3) Contracts to purchase Bonds were entered into during the period September 20, 1995, through November 8, 1995, with the final settlement date on November 13, 1995. The Profit to the Sponsor on Deposit totals $101,897, $37,898, $24,045 and $39,385 for the National Trust, California Trust, Minnesota Trust and New York Trust, respectively.

(4) Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, "Public Offering--Offering Price" and "Rights of Unit Holders--Redemption of Units.") Yield of Bonds was computed on the basis of offering prices on the date of deposit. The aggregate bid price of the Bonds in the National Trust, California Trust, Minnesota Trust and New York Trust on November 8, 1995, was $7,285,816, $2,894,259, $2,190,688 and $2,913,989, respectively.

PROSPECTUS--PART B:
--------------------------------------------------------------------------------
 NOTE THAT PART B OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED
                                   BY PART A.
--------------------------------------------------------------------------------

TAX EXEMPT SECURITIES TRUST

THE TRUSTS

  For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and Tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the "Trust Agreement"), of Smith Barney Inc., as Sponsor, The Chase Manhattan Bank (National Association), as Trustee, and J.J. Kenny Co., Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a "State Trust") and each National Trust, Selected Term Trust, Long-Intermediate Term Trust, Intermediate Term Trust, Short-Intermediate Term Trust and Short Term Trust are referred to herein as the "Trust" or "Trusts," unless the context requires otherwise. On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the "Bonds") and/or Units of preceding Series of Tax Exempt Securities Trust (such Bonds and Units of preceding Series of Tax Exempt Securities Trust, if any, (the "Deposited Units") being referred to herein collectively as the "Securities"). The Trustee thereafter delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each Trust, which Units are being offered hereby. References to multiple Trusts in Part B herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

  Notwithstanding the availability of the above-mentioned certified check or checks and/or irrevocable letter or letters of credit, it is expected that the Sponsor will pay for the Bonds as the contracts for their purchase become due. A substantial portion of such contracts have not become due by the date of this Prospectus. To the extent Units are sold prior to the settlement of such contracts, the Sponsor will receive the purchase price on such Units prior to the time at which they pay for Bonds pursuant to such contracts and have the use of such funds during this period.

OBJECTIVES

  A tax-exempt unit investment trust provides many of the same benefits as individual bond purchases, while the Unit holder avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. The objectives of a Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is, of course, no guarantee that a Trust's objectives will be achieved since the payment of interest and the preservation of principal are dependent upon the continued ability of the issuers of the bonds to meet such obligations. Subsequent to the Date of Deposit, the ratings of the Bonds set forth in Part A--"Portfolio of Securities" may decline due to, among other factors, a decline in creditworthiness of the issuer of said Bonds.

PORTFOLIO

  The Sponsor's investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust: (1) the Bonds are obligations of the states, counties, territories or municipalities of the United States and authorities or political subdivisions thereof, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities, be exempt from Federal tax (including alternative minimum tax) under existing law to the extent described in "Taxes", (2) all the Bonds deposited in a State Trust are obligations of the State for which such Trust is named or of the counties, territories or municipalities of such State, and authorities or political subdivisions thereof, or of the Territory of Guam or the Commonwealth of Puerto Rico, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities, be exempt from Federal income tax under existing law to the extent described in "Taxes" and from state income taxes in the state for which such State Trust is named to the extent described in Part C, (3) the Bonds are rated A or better by a major bond rating agency, (4) the Bonds were chosen in part on the basis of their respective maturity dates and offer a degree of call protection, (5) the Bonds are diversified as to purpose of issue and location of issuer, except in the case of a State Trust where the Bonds are diversified only as to purpose of issue, and (6) in the opinion of the Sponsor, the Bonds are fairly valued relative to other bonds of comparable quality and maturity.

  The Bonds in the Portfolio of a Trust were chosen in part on the basis of their respective maturity dates. The Bonds in each Trust will have a dollar-weighted average portfolio maturity as designated in Part A--"Portfolio Summary as of Date of Deposit." For the actual maturity date of each of the Bonds contained in a Trust, which date may be earlier or later than the dollar-weighted average portfolio maturity of the Trust, see Part A, "Portfolio of Securities." A sale or other disposition of a Bond by the Trust prior to the maturity of such Bond may be at a price which results in a loss to the Trust. The inability of an issuer to pay the principal amount due upon the maturity of a Bond would result in a loss to the Trust.

  In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement, subject to the conditions set forth below, to instruct the Trustee to acquire other securities (the "Replacement Bonds") for inclusion in the Portfolio of the affected Trust. Any Replacement Bonds must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust and (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must (1) be a tax-exempt bond; (2) have a fixed maturity or disposition date comparable to the Bond it replaces;
(3) be purchased at a price that results in a yield to maturity and in a current return, in each case as of the execution and delivery of the Trust Agreement, which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces; (4) be purchased within twenty days after delivery of notice of the failed contracts; and (5) be rated in a category A or better by Standard & Poor's, Moody's, Fitch, or Duff & Phelps. Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Unit holders of such Trust of the acquisition of the Replacement Bond.

  In the event that a contract to purchase Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Unit holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Unit holders not later than the second monthly Distribution Date. Moreover, the failed contract will reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return.

RISK FACTORS

  Certain Bonds in a Trust may have been purchased by the Sponsor on a "when, as and if issued" basis; that is, they had not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). Contracts relating to such "when, as and if issued" Bonds are not expected to be settled by the first settlement date for Units. In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed ("delayed delivery") or may not occur. Unit holders who purchased their Units of a Trust prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units for interest accruing on such "when, as and if issued" or "delayed delivery" Bonds during the interval between their purchase of Units and delivery of such Bonds, since the Trust and the Unit holders will not be reimbursing the Sponsor for interest accruing on such "when, as and if issued" or "delayed delivery" Bonds during the period between the settlement date for the Units and the delivery of such Bonds into the Trust. (See "Taxes.") Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Unit holders may receive after the first year. (See Part A, "Summary of Essential Information.") To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term Return for the first year may be lower than indicated in the "Summary of Essential Information" in Part A.

  Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. (See Part A--"Portfolio Summary as of Date of Deposit" for information relating to the particular Trust described therein.) In general, a call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price, as it might be in periods of declining interest rates, than when such price valuation is less than the bond's call or redemption price. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, redemption will result in a loss of capital when compared with the original public offering price of the Units. Conversely, to the extent that a Bond was acquired at a price lower than the redemption price, redemption will result in an increase in capital when compared with the original public offering price of the Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be affected by such redemptions. Each Portfolio of Securities in Part A contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in a Trust. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. NEITHER THE SPONSOR NOR THE TRUSTEE SHALL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY BOND.

  The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds, even though at the time of the issuance of such Bonds the interest coupons thereon represented then prevailing interest rates on comparably rated Bonds then newly issued. Bonds selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus any ordinary income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.

  As set forth under "Portfolio Summary as of Date of Deposit", the Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. (See Part A--"Portfolio Summary as of Date of Deposit" for information relating to the particular Trust described therein.) An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

  GENERAL OBLIGATION BONDS. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

  As a result of the recent recession's adverse impact upon both their revenues and expenditures, as well as other factors, many state and local governments are confronting deficits and potential deficits which are the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and/or spending reductions in order to restore budgetary balance. Failure to implement these actions on a timely basis could force the issuers to depend upon market access to finance deficits or cash flow needs.

  In addition, certain of the Bonds in the Trust may be obligations of issuers (including California issuers) who rely in whole or in part on ad valorem real property taxes as a source of revenue. Certain proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on ad valorem real property taxes, has had a significant impact on the taxing powers of local governments and on the financial conditions of school districts and local governments in California. It is not possible at this time to predict the final impact of such measures, or of similar future legislative or constitutional measures, on school districts and local governments or on their abilities to make future payments on their outstanding debt obligations.

  INDUSTRIAL DEVELOPMENT REVENUE BONDS ("IDRS"). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities ("issuers") to finance the cost of acquiring, constructing or improving various projects, including pollution control facilities and certain industrial development facilities. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer under arrangements between the issuer and the corporate operator of a project. These arrangements may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IDRs.

  IDRs are generally issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the corporate operator of a particular project have been assigned and pledged to the holders of the IDRs or a trustee for the benefit of the holders of the IDRs. In certain cases, a mortgage on the underlying project has been assigned to the holders of the IDRs or a trustee as additional security for the IDRs. In addition, IDRs are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. Regardless of the structure, payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities or off-balance sheet items, and financial deterioration resulting from leveraged buy-outs or takeovers. However, certain of the IDRs in the Portfolio may be additionally insured or secured by letters of credit issued by banks or otherwise guaranteed or secured to cover amounts due on the IDRs in the event of default in payment by an issuer.

  HOSPITAL AND HEALTH CARE FACILITY BONDS. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the level of payments received from private third-party payors and government programs and the cost of providing health care services.

  A significant portion of the revenues of hospitals and other health care facilities is derived from private third-party payors and government programs, including the Medicare and Medicaid programs. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments made to health care facilities. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. Certain special revenue obligations (i.e., Medicare or Medicaid revenues) may be payable subject to appropriations by state legislatures. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

  The costs of providing health care services are subject to increase as a result of, among other factors, changes in medical technology and increased labor costs. In addition, health care facility construction and operation is subject to federal, state and local regulation relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, rate-setting, and compliance with building codes and environmental laws. Facilities are subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. These regulatory requirements are subject to change and, to comply, it may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services.

  Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. The Clinton Administration may impose regulations which could limit price increases for hospitals or the level of reimbursements for third-party payors or other measures to reduce health care costs and make health care available to more individuals, which would reduce profits for hospitals. Some states, such as New Jersey, have significantly changed their reimbursement systems. If a hospital cannot adjust to the new system by reducing expenses or raising rates, financial difficulties may arise. Also, Blue Cross has denied reimbursement for some hospitals for services other than emergency room services. The lost volume would reduce revenues unless replacement patients were found.

  Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity, if the hospital becomes subject to ad valorem taxation, or in various other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may be legally required because of the bonds to perform procedures against specified religious principles or to disclose information that is considered confidential or privileged. Certain FHA-insured bonds may provide that all or a portion of these bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may severely reduce its collateral value.

  The Internal Revenue Service is currently engaged in a program of intensive audits of certain large tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility bonds held by the Trust will be affected by such audit proceedings.

  SINGLE FAMILY AND MULTI-FAMILY HOUSING BONDS. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences.

  Housing obligations are not general obligations of the issuer although certain obligations may be supported to some degree by Federal, state or local housing subsidy programs. Budgetary constraints experienced by these programs as well as the failure by a state or local housing issuer to satisfy the qualifications required for coverage under these programs or any legal or administrative determinations that the coverage of these programs is not available to a housing issuer, probably will result in a decrease or elimination of subsidies available for payment of amounts due on the issuer's obligations. The ability of housing issuers to make debt service payments on their obligations will also be affected by various economic and non-economic developments including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims, employment and income conditions prevailing in local markets, increases in construction costs, taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations and economic trends generally in the localities in which the projects are situated. Occupancy of multi-family housing projects may also be adversely affected by high rent levels and income limitations imposed under Federal, state or local programs.

  All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool, and therefore the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Single-family issues are subject to mandatory redemption in whole or in part from prepayments on underlying mortgage loans; mortgage loans are frequently partially or completely prepaid prior to their final stated maturities as a result of events such as declining interest rates, sale of the mortgaged premises, default, condemnation or casualty loss. Multi-family issues are characterized by mandatory redemption at par upon the occurrence of monetary defaults or breaches of covenants by the project operator. Additionally, housing obligations are generally subject to mandatory partial redemption at par to the extent that proceeds from the sale of the obligations are not allocated within a stated period (which may be within a year of the date of issue). To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and, in any event, reduce the amount of income that would otherwise have been paid to Holders.

  The tax exemption for certain housing revenue bonds depends on qualification under Section 143 of the Internal Revenue Code of 1986, as amended (the "Code"), in the case of single family mortgage revenue bonds or Section 142(a)(7) of the Code or other provisions of Federal law in the case of certain multi-family housing revenue bonds (including Section 8 assisted bonds). These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage revenue bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing revenue bonds. While the issuers of the bonds and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing revenue bonds, generally covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting the Holders to unanticipated tax liabilities and possibly requiring the Trustee to sell the bonds at reduced values. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration, its consent may be required before insurance proceeds would become payable to redeem the mortgage bonds.

  POWER FACILITY BONDS. The ability of utilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities, in particular investor-owned utilities, are subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations.

  The demand for a utility's services is influenced by, among other factors, competition, weather conditions and economic conditions. Electric utilities, for example, have experienced increased competition as a result of the availability of other energy sources, the effects of conservation on the use of electricity, self-generation by industrial customers and the generation of electricity by co-generators and other independent power producers. Also, increased competition will result if federal regulators determine that utilities must open their transmission lines to competitors. Utilities which distribute natural gas also are subject to competition from alternative fuels, including fuel oil, propane and coal.

  The utility industry is an increasing cost business making the cost of generating electricity more expensive and heightening its sensitivity to regulation. A utility's costs are influenced by the utility's cost of capital, the availability and cost of fuel and other factors. In addition, natural gas pipeline and distribution companies have incurred increased costs as a result of long-term natural gas purchase contracts containing "take or pay" provisions which require that they pay for natural gas even if natural gas is not taken by them. There can be no assurance that a utility will be able to pass on these increased costs to customers through increased rates. Utilities incur substantial capital expenditures for plant and equipment. In the future they will also incur increasing capital and operating expenses to comply with environmental legislation such as the Clean Air Act of 1990, and other energy, licensing and other laws and regulations relating to, among other things, air emissions, the quality of drinking water, waste water discharge, solid and hazardous substance handling and disposal, and siting and licensing of facilities. Environmental legislation and regulations are changing rapidly and are the subject of current public policy debate and legislative proposals. It is increasingly likely that some or many utilities will be subject to more stringent environmental standards in the future that could result in significant capital expenditures. Future legislation and regulation could include, among other things, regulation of so-called electromagnetic fields associated with electric transmission and distribution lines as well as emissions of carbon dioxide and other so-called greenhouse gases associated with the burning of fossil fuels. Compliance with these requirements may limit a utility's operations or require substantial investments in new equipment and, as a result, may adversely affect a utility's results of operations.

  The electric utility industry in general is subject to various external factors including (a) the effects of inflation upon the costs of operation and construction, (b) substantially increased capital outlays and longer construction periods for larger and more complex new generating units, (c) uncertainties in predicting future load requirements, (d) increased financing requirements coupled with limited availability of capital, (e) exposure to cancellation and penalty charges on new generating units under construction,
(f) problems of cost and availability of fuel, (g) compliance with rapidly changing and complex environmental, safety and licensing requirements, (h) litigation and proposed legislation designed to delay or prevent construction of generating and other facilities, (i) the uncertain effects of conservation on the use of electric energy, (j) uncertainties associated with the development of a national energy policy, (k) regulatory, political and consumer resistance to rate increases and (l) increased competition as a result of the availability of other energy sources. These factors may delay the construction and increase the cost of new facilities, limit the use of, or necessitate costly modifications to, existing facilities, impair the access of electric utilities to credit markets, or substantially increase the cost of credit for electric generating facilities. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

  The National Energy Policy Act ("NEPA"), which became law in October, 1992, makes it mandatory for a utility to permit non-utility generators of electricity access to its transmission system for wholesale customers, thereby increasing competition for electric utilities. NEPA also mandated demand-side management policies to be considered by utilities. NEPA prohibits the Federal Energy Regulatory Commission from mandating electric utilities to engage in retail wheeling, which is competition among suppliers of electric generation to provide electricity to retail customers (particularly industrial retail customers) of a utility. However, under NEPA, a state can mandate retail wheeling under certain conditions.

  There is concern by the public, the scientific community, and the U.S. Congress regarding environmental damage resulting from the use of fossil fuels. Congressional support for the increased regulation of air, water, and soil contaminants is building and there are a number of pending or recently enacted legislative proposals which may affect the electric utility industry. In particular, on November 15, 1990, legislation was signed into law that substantially revises the Clean Air Act (the "1990 Amendments"). The 1990 Amendments seek to improve the ambient air quality throughout the United States by the year 2000. A main feature of the 1990 Amendments is the reduction of sulphur dioxide and nitrogen oxide emissions caused by electric utility power plants, particularly those fueled by coal. Under the 1990 Amendments the U.S. Environmental Protection Agency ("EPA") must develop limits for nitrogen oxide emissions by 1993. The sulphur dioxide reduction will be achieved in two phases. Phase I addresses specific generating units named in the 1990 Amendments. In Phase II the total U.S. emissions will be capped at 8.9 million tons by the year 2000. The 1990 Amendments contain provisions for allocating allowances to power plants based on historical or calculated levels. An allowance is defined as the authorization to emit one ton of sulphur dioxide.

  The 1990 Amendments also provide for possible further regulation of toxic air emissions from electric generating units pending the results of several federal government studies to be conducted over the next three to four years with respect to anticipated hazards to public health, available corrective technologies, and mercury toxicity.

  Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs.

  The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington, Oregon and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

  WATER AND SEWER REVENUE BONDS. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, failure or inability to raise user charges in response to increased costs, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. In some cases this ability may be affected by the continued availability of Federal and state financial assistance and of municipal bond insurance for future bond issues.

  UNIVERSITY AND COLLEGE BONDS. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, demographic trends, geographic location, geographic diversity and quality of the student body, quality of the faculty and the diversity of program offerings.

  Legislative or regulatory action in the future at the Federal, state or local level may directly or indirectly affect eligibility standards or reduce or eliminate the availability of funds for certain types of student loans or grant programs, including student aid, research grants and work-study programs, and may affect indirect assistance for education.

  LEASE RENTAL BONDS. Lease rental bonds are issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings (administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Willingness to pay may be subject to changes in the views of citizens and government officials as to the essential nature of the finance project. Lease rental bonds are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states--rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. (In these cases, insurance provisions and reserve funds designed to alleviate this risk become important credit factors). In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard", which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate the necessary funds even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

  CAPITAL IMPROVEMENT FACILITY BONDS. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency which bonds are secured by the proceeds of the sale of the bonds, proceeds from investments and the indebtedness of a local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

  SOLID WASTE DISPOSAL BONDS. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. All of these factors may be affected by a failure of municipalities to fully utilize the facilities, an insufficient supply of waste for disposal due to economic or population decline, rising construction and maintenance costs, any delays in construction of facilities, lower-cost alternative modes of waste processing and changes in environmental regulations. Because of the relatively short history of this type of financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and, for incinerators or waste-to-energy facilities, the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste-to-energy facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities (see Power Facility Bonds above).

  MORAL OBLIGATION BONDS. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

  REFUNDED BONDS. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

  AIRPORT, PORT AND HIGHWAY REVENUE BONDS. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports (including airport terminals and maintenance facilities), bridges, marine terminals, turnpikes and port authorities. For example, the major portion of gross airport operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, facilities, service fees, concessions and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased aviation fuel costs, deregulation, traffic constraints, the recent recession and other factors. As a result, several airlines are experiencing severe financial difficulties. Several airlines including America West Airlines have sought protection from their creditors under Chapter 11 of the Bankruptcy Code. In addition, other airlines such as Midway Airlines Inc., Eastern Airlines, Inc. and Pan American Corporation have been liquidated. However, Continental Airlines and Trans World Airlines have emerged from bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Furthermore, proposed Legislation would provide the U.S. Secretary of Transportation with the temporary authority to freeze airport fees upon the occurrence of disputes between a particular airport facility and the airlines utilizing that facility.

  Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility, lower cost of alternative modes of transportation or scarcity of fuel and reduction or loss of rents.

  SPECIAL TAX BONDS. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax such as a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax due to a general decline in the local economy or population or due to a decline in the consumption, use or cost of the goods and services that are subject to taxation. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

  TAX ALLOCATION BONDS. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located ("project areas"). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

  TRANSIT AUTHORITY BONDS. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include Federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax such as a sales tax or a property tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

  CONVENTION FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

  PUERTO RICO. The Portfolio may contain bonds of issuers which will be affected by general economic conditions in Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

  The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Internal Revenue Code (the "Code") provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus Budget Reconciliation Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of
Section 936 credits would have a negative impact on Puerto Rico's economy.

  Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

  In a plebiscite held in November, 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the federal tax exempt status of the outstanding debts of Puerto Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by states are so treated and subject to the provisions of the Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.


  INSURANCE. Certain Bonds (the "Insured Bonds") may be insured or guaranteed by AMBAC Indemnity Corporation ("AMBAC"), Asset Guaranty Reinsurance Company ("Asset Guaranty"), Capital Guaranty Insurance Company ("CGIC"), Capital Markets Assurance Corp. ("CAPMAC"), Connie Lee Insurance Company ("Connie Lee"), Financial Guaranty Insurance Company "Financial Guaranty"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "Insurance Companies"). The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the rating agencies. In determining whether to insure bonds, the Insurance Companies severally apply their own standards. The cost of this insurance is borne either by the issuers or previous owners of the bonds or by the Sponsor. The insurance policies are non-cancellable and will continue in force so long as the Insured Bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on but do not guarantee the market value of the Insured Bonds or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or, except in the case of any portfolio insurance policies, cover redemptions resulting from events of taxability. If the issuer of any Insured Bond should fail to make an interest or principal payment, the insurance policies generally provide that the Trustee or its agent shall give notice of nonpayment to the Insurance Company or its agent and provide evidence of the Trustee's right to receive payment. The Insurance Company is then required to disburse the amount of the failed payment to the Trustee or its agent and is thereafter subrogated to the Trustee's right to receive payment from the issuer.

  The following are brief descriptions of certain of the insurance companies that may insure or guarantee certain Bonds. The financial information presented for each company has been determined on a statutory basis and is unaudited.

  AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in various states, with admitted assets of approximately $2,204,000,000 and policyholders' surplus of approximately $792,000,000 as of March 31, 1995. AMBAC is a wholly-owned subsidiary of AMBAC Inc., a financial holding company which is publicly owned following a complete divestiture by Citibank during the first quarter of 1992.

  Asset Guaranty is a New York State insurance company licensed to write financial guarantee, credit, residual value and surety insurance. Asset Guaranty commenced operations in mid-1988 by providing reinsurance to several major monoline insurers. Asset Guaranty also issued limited amounts of primary financial guaranty insurance, but not in direct competition with the primary mono-line companies for which it acts as a reinsurer. The parent holding company of Asset Guaranty, Asset Guarantee Inc. (AGI), merged with

Enhance Financial Services (EFS) in June, 1990 to form Enhance Financial Services Group Inc. (EFSG). The two main, 100%-owned subsidiaries of EFSG, Asset Guaranty and Enhance Reinsurance Company (ERC), share common management and physical resources. After an initial public offering completed in February 1992 and the sale by Merrill Lynch & Co. of its stake, EFSG is 49.8%-owned by the public, 29.9% by US West Financial Services, 14.1% by Manufacturers Life Insurance Co. and 6.2% by senior management. Both ERC and Asset Guaranty are rated "AAA" for claims paying ability by Duff & Phelps. ERC is rated triple-A for claims-paying ability by both S&P and Moody's. Asset Guaranty received a "AA" claims-paying-ability rating from S&P during August 1993, but remains unrated by Moody's. As of March 31, 1995 Asset Guaranty had admitted assets of approximately $166,000,000 and policyholders' surplus of approximately $77,000,000.

  CAPMAC commenced operations in December, 1987 as the second monoline financial guaranty insurance company (after FSA) organized solely to insure non-municipal obligations. CAPMAC, a New York corporation, is a wholly-owned subsidiary of CAPMAC Holdings, Inc. (CHI), which was sold in 1992 by Citibank (New York State) to a group of 12 investors led by the following: Dillon Read's Saratoga Partners II; L.P. (Saratoga), an acquisition fund; Caprock Management, Inc., representing Rockefeller family interests; Citigrowth Fund, a Citicorp venture capital group; and CAPMAC senior management and staff. These groups control approximately 70% of the stock of CHI. CAPMAC had traditionally specialized in guaranteeing consumer loan and trade receivable asset-backed securities. Under the new ownership group CAPMAC intends to become involved in the municipal bond insurance business, as well as their traditional non-municipal business. As of March 31, 1995 CAPMAC's admitted assets were approximately $210,000,000 and its policyholders' surplus was approximately $138,000,000.

  CGIC, a monoline bond insuror headquartered in San Francisco, California, was established in November 1986 to assume the financial guaranty business of United States Fidelity and Guaranty Company ("USF&G"). It is a wholly-owned subsidiary of Capital Guaranty Corporation ("CGC") whose stock is owned by:
Constellation Investments, Inc., an affiliate of Baltimore Gas & Electric, Fleet/Norstar Financial Group, Inc., Safeco Corporation, Sibag Finance Corporation, an affiliate of Siemens AG, and USF&G, the 8th largest property/casualty company in the U.S. as measured by net premiums written, and CGC management. As of March 31, 1995, CGIC had total admitted assets of approximately $309,000,000 and policyholders' surplus of approximately $171,000,000.

  Connie Lee is a wholly owned subsidiary of College Construction Loan Insurance Association ("CCLIA"), a government-sponsored enterprise established by Congress to provide American academic institutions with greater access to low-cost capital through enhancement. Connie Lee, the operating insurance company, was incorporated in 1987 and began business as a reinsurer of tax-exempt bonds of colleges, universities, and teaching hospitals with a concentration on the hospital sector. During the fourth quarter of 1991 Connie Lee began underwriting primary bond insurance which will focus largely on the college and university sector. CCLIA's founding shareholders are the U.S. Department of Education, which owns 36% of CCLIA, and the Student Loan Marketing Association ("Sallie Mae"), which owns 14%. The other principal owners are: Pennsylvania Public School Employees' Retirement System, Metropolitan Life Insurance Company, Kemper Financial Services, Johnson family funds and trusts, Northwestern University, Rockefeller & Co., Inc. administered trusts and funds, and Stanford University. Connie Lee is domiciled in the state of Wisconsin and has licenses to do business in 47 states and the District of Columbia. As of March 31, 1995, its total admitted assets were approximately $195,000,000 and policyholders' surplus was approximately $108,000,000.

  Financial Guaranty, a New York stock insurance company, is a wholly-owned subsidiary of FGIC Corporation which is wholly-owned by General Electric Capital Corporation. The investors in the FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984 and is currently authorized to provide insurance in 49 states and the District of Columbia. It files reports with state regulatory agencies and is subject to audit and review by those authorities. As of March 31, 1995, its total admitted assets were approximately $2,172,000,000 and its policyholders' surplus was approximately $963,000,000.

  FSA is a monoline property and casualty insurance company incorporated in New York in 1984. It is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., which was acquired in December 1989 by US West, Inc., the regional Bell Telephone Company serving the Rocky Mountain and Pacific Northwestern states. U.S. West is currently seeking to sell FSA. FSA is licensed to engage in the surety business in 42 states and the District of Columbia. FSA is engaged exclusively in the business of writing financial guaranty insurance on both tax-exempt and non-municipal securities. As of March 31, 1995, FSA had policyholders' surplus of approximately $341,000,000 and total admitted assets of approximately $806,000,000.

  MBIA is the principal operating subsidiary of MBIA Inc. The principal shareholders of MBIA Inc. were originally Aetna Casualty and Surety Company, The Fund American Companies, Inc., subsidiaries of CIGNA Corporation and Credit Local de France, CAECL, S.A. These principal shareholders now own approximately 13% of the outstanding common stock of MBIA Inc., following a series of four public equity offerings over a five-year period. As of March 31, 1995, MBIA had admitted assets of approximately $3,504,000,000 and policyholders' surplus of approximately $1,132,000,000.

  Insurance companies are subject to regulation and supervision in the jurisdictions in which they do business under statutes which delegate regulatory, supervisory and administrative powers to state insurance commissioners. This regulation, supervision and administration relate, among other things, to: the standards of solvency which must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; deposits of securities for the benefit of policyholders; approval of policy forms and premium rates; periodic examinations of the affairs of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters. Regulatory agencies require that premium rates not be excessive, inadequate or unfairly discriminatory. Insurance regulation in many states also includes "assigned risk" plans, reinsurance facilities, and joint underwriting associations, under which all insurers writing particular lines of insurance within the jurisdiction must accept, for one or more of those lines, risks unable to secure coverage in voluntary markets. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors.

  Although the Federal government does not regulate the business of insurance, Federal initiatives can significantly impact the insurance business. Current and proposed Federal measures which may significantly affect the insurance business include pension regulation (ERISA), controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, personal privacy protection, tax law changes affecting life insurance companies or the relative desirability of various personal investment vehicles and repeal of the current antitrust exemption for the insurance business. (If this exemption is eliminated, it will substantially affect the way premium rates are set by all property-liability insurers.) In addition, the Federal government operates in some cases as a co-insurer with the private sector insurance companies.

  Insurance companies are also affected by a variety of state and Federal regulatory measures and judicial decisions that define and extend the risks and benefits for which insurance is sought and provided. These include judicial redefinitions of risk exposure in areas such as products liability and state and Federal extension and protection of employee benefits, including pension, workers' compensation, and disability benefits. These developments may result in short-term adverse effects on the profitability of various lines of insurance. Longer-term adverse effects can often be minimized through prompt repricing of coverages and revision of policy terms. In some instances, these developments may create new opportunities for business growth. All insurance companies write policies and set premiums based on actuarial assumptions about mortality, injury, the occurrence of accidents and other insured events. These assumptions, while well supported by past experience, necessarily do not take account of future events. The occurrence in the future of unforeseen circumstances could affect the financial condition of one or more insurance companies. The insurance business is highly competitive and with the deregulation of financial service businesses, it should become more competitive. In addition, insurance companies may expand into non-traditional lines of business which may involve different types of risks.

  The above financial information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

  LITIGATION AND LEGISLATION. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

  Under the Federal Bankruptcy Act, a political subdivision or public agency or instrumentality of any state, including municipalities, may proceed to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's Portfolio. The Sponsor is unable to predict what effect, if any, this legislation might have on the Trust.

  From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. Holders are urged to consult their own tax advisers.

  TAX EXEMPTION. In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular Federal income tax purposes (except in certain circumstances depending on the Holder) but may be subject to state and local taxes. As discussed under Taxes below, interest on some or all of the Bonds may become subject to regular Federal income tax, perhaps retroactively to their date of issuance, as a result of changes in Federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements.

  Moreover, the Internal Revenue Service is expanding its examination program with respect to tax-exempt bonds. The expanded examination program will consist of, among other measures, increased enforcement against abusive transactions, broader audit coverage

(including the expected issuance of audit guidelines) and expanded compliance achieved by means of expected revisions to the tax-exempt bond information return forms. At this time, it is uncertain whether the tax exempt status of any of the Bonds would be affected by such proceedings, or whether such effect, if any, would be retroactive.

  In certain cases, a Bond may provide that if the interest on the Bond should ultimately be determined to be taxable, the Bond would become due and payable by its issuer, and, in addition, may provide that any related letter of credit or other security could be called upon if the issuer failed to satisfy all or part of its obligation. In other cases, however, a Bond may not provide for the acceleration or redemption of the Bond or a call upon the related letter of credit or other security upon a determination of taxability. In those cases in which a Bond does not provide for acceleration or redemption or in which both the issuer and the bank or other entity issuing the letter of credit or other security are unable to meet their obligations to pay the amounts due on the Bond as a result of a determination of taxability, the Trustee would be obligated to sell the Bond and, since it would be sold as a taxable security, it is expected that it would have to be sold at a substantial discount from current market price. In addition, as mentioned above, under certain circumstances Holders could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

THE UNITS

  On the Date of Deposit, each Unit in a Trust represented a fractional undivided interest in the principal and net income of such Trust as is set forth in Part A, "Summary of Essential Information."

  If any Units are redeemed after the date of this Prospectus by the Trustee, the principal amount of Bonds in the affected Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in the affected Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement. (See "Amendment and Termination of the Trust Agreement-- Termination.")

TAXES

  The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

  In the opinion of Davis Polk & Wardwell, special counsel for the Sponsor, under existing law:

    The Trusts are not associations taxable as corporations for Federal income tax purposes, and income received by the Trusts will be treated as the income of the Unit holders ("Holders") in the manner set forth below.

    Each Holder of Units of a Trust will be considered the owner of a pro rata portion of each Bond in the Trust under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to determine the face amount of a Holder's pro rata portion of each Bond on the Date of Deposit, see "Aggregate Principal" under "Portfolio of Securities". The total cost to a Holder of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax cost for his pro rata portion of each Bond. In order for a Holder who purchases his Units on the Date of Deposit to determine the fair market value of his pro rata portion of each Bond on such date, see "Cost of Securities to Trust" under "Portfolio of Securities".

    Each Holder of Units of a Trust will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the Trust. In the opinion of bond counsel (delivered on the date of issuance of each Bond), such interest will be excludable from gross income for regular Federal income tax purposes (except in certain limited circumstances referred to below). Amounts received by a Trust pursuant to a bank letter of credit, guarantee or insurance policy with respect to payments of principal, premium or interest on a Bond in the Trust will be treated for Federal income tax purposes in the same manner as if such amounts were paid by the issuer of the Bond.

    The Trusts may contain Bonds which were originally issued at a discount ("original issue discount"). The following principles will apply to each Holder's pro rata portion of any Bond originally issued at a discount. In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a tax-exempt obligation issued after September 3, 1982, is deemed to accrue as tax-exempt interest over the life of the obligation under a formula based on the compounding of interest. Original issue discount on a tax-exempt obligation issued before July 2, 1982 is deemed to accrue as tax-exempt interest ratably over the life of the obligation. Original issue discount on any tax-exempt obligation issued during the period beginning July 2, 1982 and ending September 3, 1982 is also deemed to accrue as tax-exempt interest over the life of the obligation, although it is not clear whether such accrual is ratable or is determined under a formula based on the compounding of interest. If a Holder's tax cost for his pro rata portion of a Bond issued with original issue discount is greater than its "adjusted issue price" but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Bond at an "acquisition premium." A

  Holder's adjusted tax basis for his pro rata portion of a Bond issued with original issue discount will include original issue discount accrued during the period such Holder held his Units. Such increases to the Holder's tax basis in his pro rata portion of the Bond resulting from the accrual of original issue discount, however, will be reduced by the amortization of any such acquisition premium.

    If a Holder's tax basis for his pro rata portion of a Bond in the Holder's Trust exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder will be considered to have purchased his pro rata portion of the Bond with "amortizable bond premium". The Holder is required to amortize such bond premium over the term of the Bond. Such amortization is only a reduction of basis for his pro rata portion of the Bond and does not result in any deduction against the Holder's income. Therefore, under some circumstances, a Holder may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

    A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Bond in his Trust is disposed of by the Trust for an amount greater or less than his adjusted tax basis. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of a Holder's pro rata portion of a Bond acquired by the Holder at a "market discount" (i.e., where the Holder's original basis for his pro rata portion of the Bond (plus any original issue discount which will accrue thereon until its maturity) is less than its stated redemption price at maturity) would be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. A Holder will also be considered to have disposed of all or part of his pro rata portion of each Bond when he sells or redeems all or some of his Units.

    Under Section 265 of the Code, a Holder (except a corporate Holder) is not entitled to a deduction for his pro rata share of fees and expenses of a Trust because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by a Holder to purchase or carry Units of any Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules may be applicable for state tax purposes.

    From time to time proposals are introduced in Congress and state legislatures which, if enacted into law, could have an adverse impact on the tax-exempt status of the Bonds. It is impossible to predict whether any legislation in respect of the tax status of interest on such obligations may be proposed and eventually enacted at the Federal or state level.

    The foregoing discussion relates only to Federal income taxes. Depending on their state of residence, Holders may be subject to state and local taxation and should consult their own tax advisers in this regard.

                                 *  *  *  *  *

  Interest on certain tax-exempt bonds issued after August 7, 1986 will be a preference item for purposes of the alternative minimum tax ("AMT"). The Sponsor believes that interest (including any original issue discount) on the Bonds should not be subject to the AMT for individuals or corporations under this rule. A corporate Holder should be aware, however, that the accrual or receipt of tax-exempt interest not subject to the AMT may give rise to an alternative minimum tax liability (or increase an existing liability) because the interest income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code and will be taken into account for purposes of the environmental tax on corporations under Section 59A of the Code, which is based on an alternative minimum taxable income.

  In addition, interest on the Bonds must be taken into consideration in computing the portion, if any, of social security benefits that will be included in an individual's gross income and subject to Federal income tax. Holders are urged to consult their own tax advisers concerning an investment in Units.

  At the time of issuance of each Bond, an opinion relating to the validity of the Bond and to the exemption of interest thereon from regular Federal income taxes was or will be rendered by bond counsel. Neither the Sponsor nor Davis Polk & Wardwell have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions. The tax exemption is dependent upon the issuer's (and other users') compliance with certain ongoing requirements, and the opinion of bond counsel assumes that these requirements will be complied with. However, there can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on the Bond could be determined to be taxable retroactively to the date of issuance.

  In the case of certain of the Bonds, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of such Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be exempt from regular Federal income taxes, although interest on such Bonds received by others would be exempt from regular Federal income taxes. "Substantial user" is defined under U.S. Treasury Regulations to include only a person whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

  After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

  INITIAL EXPENSES

  All or some portion of the expenses incurred in establishing each Trust, including the cost of the initial preparation of documents relating to a Trust, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Trust, and amortized over five years. Any balance of the expenses incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

  TRUSTEE'S, SPONSOR'S AND EVALUATOR'S FEES

  The Trustee will receive for its ordinary recurring services to a Trust an annual fee in the amount set forth under Part A, "Summary of Essential Information." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unit Holders." The Trustee will receive the benefit of any reasonable cash balances in the Income and Principal Accounts.

  There are no management fees and the Sponsor earns only a nominal Portfolio Supervision fee (the "Supervision Fee"), which is earned for Portfolio supervisory services. This fee is based upon the greatest face amount of Bonds in the Trust at any time during the calendar year with respect to which the fee is being computed.

  The Supervision Fee, which is not to exceed the amount set forth in Part A-- "Summary of Essential Information", may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of Tax Exempt Securities Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year. In addition, the Sponsor may also be reimbursed for bookkeeping and other administrative services provided to the Trust in amounts not exceeding their costs of providing these services.

  The Evaluator will receive a fee in the amount set forth under Part A, "Summary of Essential Information," for each evaluation of the Bonds in a Trust. For a discussion of the services performed by the Evaluator pursuant to its obligations under the Trust Agreement, see "Evaluator--Responsibility" and "Public Offering--Offering Price."

  Any of such fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent" or, if such Index is no longer published, in a similar Index to be determined by the Trustee and the Sponsor.

  OTHER CHARGES

  The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Unit holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; to the extent lawful, expenses (including legal, accounting and printing expenses) of maintaining registration or qualification of the Units and/or a Trust under Federal or state securities laws subsequent to initial registration so long as the Sponsor maintains a market for the Units and all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

PUBLIC OFFERING

OFFERING PRICE

  During the initial public offering period, the Public Offering Price of the Units of a Trust is determined by adding to the Evaluator's determination of the aggregate OFFERING price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units of the Trust, as set forth in the table below. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate BID price of the Bonds per Unit a sales charge equal to 5.00% of the Public Offering Price (5.263% of the aggregate bid price of the Bonds per Unit). A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units of such Trust to the purchaser is also added to the Public Offering Price. (See "Rights of Unit Holders--Distribution of Interest and Principal.")

  During the initial public offering period, the sales charge and dealer concession for the Trusts will be reduced as follows:

                                  STATE TRUSTS
                                  ------------
                                          PERCENT OF   PERCENT OF
                                            PUBLIC     NET AMOUNT     DEALER
UNITS PURCHASED+                        OFFERING PRICE  INVESTED    CONCESSION
----------------                        -------------- ---------- --------------
    1- 99..............................     4.70%        4.932%       $33.00
  100-249..............................     4.25%        4.439%       $32.00
  250-499..............................     4.00%        4.167%       $30.00
  500-999..............................     3.50%        3.627%       $25.00
1,000 or more..........................     3.00%        3.093%       $20.00
                                 NATIONAL TRUST
                                 --------------
                                                                      DEALER
                                                                    CONCESSION
                                          PERCENT OF   PERCENT OF AS PERCENT OF
                                            PUBLIC     NET AMOUNT     PUBLIC
UNITS PURCHASED+                        OFFERING PRICE  INVESTED  OFFERING PRICE
----------------                        -------------- ---------- --------------
  1- 99................................     4.70%        4.932%         3.29%
100-249................................     4.25%        4.439%         2.97
250-499................................     4.00%        4.167%         2.80
500-999................................     3.50%        3.627%         2.45
1,000 or more..........................     3.00%        3.093%         2.10

The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

-------
+ The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

  Pursuant to employee benefit plans, Units of a Trust are available to employees of the Sponsor, during the initial public offering period, at a Public Offering Price equal to the Evaluator's determination of the aggregate offering price of the Bonds of a Trust per Unit plus a sales charge of 1.25% of the Public Offering Price and after the initial public offering period, at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds of a Trust per Unit plus a sales charge of 1.25% of the Public Offering Price. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public.

METHOD OF EVALUATION

  During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for the Bonds*, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the "Summary of Essential Information," in Part A, effective for all sales made subsequent to the last preceding determination. Following the initial public offering period, the aggregate bid price of the Bonds (which is used to calculate the price at which the Sponsor repurchases and sells Units in the secondary market and the Redemption Price at which Units may be redeemed) will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds*, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the "Summary of Essential Information," in Part A, effective for all sales made subsequent to the last preceding determination. The term "business day," as used herein shall exclude
-------
* Current offering or bid prices of the Deposited Units, if any, are based on prevailing weekly evaluations of the obligations underlying such Deposited Units.

Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount. In the case of actively traded securities, the difference may be as little as 1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. The price at which Units may be repurchased by the Sponsor in the secondary market could be less than the price paid by the Unit holder. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under "Summary of Essential Information" in Part A. For information relating to the calculation of the Redemption Price per Unit, which is also based upon the aggregate bid price of the underlying Bonds and which may be expected to be less than the Public Offering Price per Unit, see "Rights of Unit Holders-- Redemption of Units."

DISTRIBUTION OF UNITS

  During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price determined in the manner provided above (see "Public Offering--Offering Price") through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market (see "Public Offering--Market for Units") may be offered by this Prospectus at the Public Offering Price determined in the manner provided above (see "Public Offering--Offering Price").

  It is the Sponsor's intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units of a State Trust will be offered for sale only in the State for which the Trust is named, except that Units of a New York Trust will also be offered for sale to residents of the State of Connecticut, the State of Florida and the Commonwealth of Puerto Rico. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under "Public Offering--Offering Price" herein, for a Trust with an unreduced sales charge as specified in Part A--"The Public Offering Price." The Sponsor reserves the right to change the amount of the concession to dealers from time to time. After the initial offering period the dealer concession is negotiated on a case-by-case basis.

  Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unit holder (Certificate holder) or become entitled to exercise the rights of a Unit holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Unit holder is the Public Offering Price in effect at the time his order is received, plus accrued interest (see "Public Offering--Method of Evaluation"). This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

MARKET FOR UNITS

  Following the initial public offering period the Sponsor, although not obligated to do so, presently intends to maintain a market for the Units of a Trust and continuously to offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. For information relating to the method and frequency of the Evaluator's determination of the aggregate bid price of the underlying Bonds, see "Public Offering--Method of Evaluation." The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units, as a service to Unit holders, at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Unit holder of such Trust desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds. The aggregate bid price of the underlying Bonds of a Trust may be expected to be less than the aggregate offering price.

EXCHANGE OPTION

  Unit holders may elect to exchange any or all of their Units of this series for units of one or more of any series of Tax Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Unit holder resides at a Public Offering Price for the units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per unit. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Unit holders. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell his Units of this series and thus there is no assurance that the Exchange Option will be available to a Unit holder. Exchanges will be effected in whole units ONLY. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole units.

  An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust will generally constitute a "taxable event" under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for units of any other series of the Tax Exempt Securities Trust which are grantor trusts for U.S. Federal income tax purposes will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

  Units of the Exchange Trust will be sold under the Exchange Option at the bid prices of the underlying securities in the particular portfolio involved per unit plus a fixed charge of $25 per unit. As an example, assume that a Unit holder, who has three units of a trust with a current price of $1,020 per unit based on the bid prices of the underlying securities, desires to exchange his Units for units of a series of an Exchange Trust with a current price of $880 per unit based on the bid prices of the underlying securities. In this example, the proceeds from the Unit holder's units will aggregate $3,060. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Unit holder would be able to acquire four units in the Exchange Trust for a total cost of $3,620 ($3,520 for the units and $100 for the sales charge).

REINVESTMENT PROGRAMS

  Distributions of interest and principal, if any, are made to Unit holders monthly. The Unit holder will have the option of either receiving his monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Unit holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Unit holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions, if any, to the reinvestment program selected by the Unit holder. Since the Sponsor has arranged for different reinvestment alternatives, Unit holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Unit holder. The Unit holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Unit holder and may be terminated at any time by the Unit holder, or the program may be modified or terminated by the Trustee or the program's Sponsor.

SPONSOR'S AND UNDERWRITERS' PROFITS

  For their services the Underwriters (see Part A, "Underwriting") receive a commission based on the sales charge of a particular Trust (see "Public Offering--Offering Price") as adjusted pursuant to the Agreement Among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter's commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses, as the case may be, in the amount of any difference between the cost of the Bonds to a Trust (which is based on the aggregate offering price of the underlying Bonds on the Date of Deposit) and the purchase price of such Bonds to the Sponsor (which is the cost of the Bonds at the time they were acquired for the account of a Trust and the cost of the Deposited Units at the time they were acquired by the Sponsor). (See Part A, "Portfolio of Securities"--Note
(3).) Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash, if any, made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor's businesses to the extent permitted by applicable regulations and may be of use to the Sponsor.

  In maintaining a market for the Units of a Trust (see "Public Offering-- Market for Units"), the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units (see "Public Offering-- Offering Price").

RIGHTS OF UNIT HOLDERS

CERTIFICATES

  Ownership of Units of a Trust is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

  Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

DISTRIBUTION OF INTEREST AND PRINCIPAL

  Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Unit holders in such Trust of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit holders on previous Monthly Distribution Dates. (See Part A, "Summary of Essential Information," "Tax Exempt Securities Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption of Units.")

  The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. (See Part A, "Summary of Essential Information.") Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth of such holders' pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Income Distribution") plus such holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Part A, "Summary of Essential Information" for a Trust and will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

  Normally, interest on the Bonds in the Portfolio of a Trust is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount distributed per Unit in one or more Monthly Interest Distributions. If units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit holder will be subject to a greater pro rata reduction in his Monthly Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit holders and are available for use by The Chase Manhattan Bank (National Association), pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds comprising a Trust Portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. This excess accrued but undistributed interest amount will be added to the value of the units on any purchase made after the Date of Deposit. If a Unit holder sells all or a portion of his Units a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds. (See "Rights of Unit Holders--Redemption of Units--Computation of Redemption Price per Unit.") The Trustee is also entitled to withdraw from the Interest Account, and to the extent funds are not sufficient therein, from the Principal Account, on one or more Record Dates as may be appropriate, amounts sufficient to recoup advances which it has made in anticipation of the receipt by the Trust of interest in respect of Bonds which subsequently fail to pay interest when due.

  As of the first day of each month the Trustee will deduct from the Interest Account of a Trust and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust. (See "Tax Exempt Securities Trust--Expenses and Charges.") The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See "Rights of Unit Holders--Redemption of Units.")

  The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds of such Trust from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor's purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advancements to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

REPORTS AND RECORDS

  The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. The accounts of a Trust shall be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Unit holders upon request.

  The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

REDEMPTION OF UNITS

  Units may be tendered to the Trustee for redemption at its unit investment trust office at 770 Broadway, New York, New York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

  Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

  Within seven calendar days following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" in Part A on the date of tender. (See "Redemption of Units--Computation of Redemption Price per Unit.") The "date of tender" is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Redemption of Units--Purchase by the Sponsor of Units Tendered for Redemption."

  Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

  COMPUTATION OF REDEMPTION PRICE PER UNIT--The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of such Trust of record as of a date prior to the evaluation. The Evaluator may determine the value of the Bonds in the Trust (1) on the basis of current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable securities, (3) by appraisal, or (4) by any combination of the above.

  The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount. In the case of actively traded securities, the difference may be as little as 1/2 of 1%, and in the case of inactively traded securities such difference usually will not exceed 3%. The price at which Units may be redeemed could be less than the price paid by the Unit holder. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Part A, "Summary of Essential Information."

  PURCHASE BY THE SPONSOR OF UNITS TENDERED FOR REDEMPTION--The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See "Public Offering--Market for Units.")

  The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See "Public Offering--Offering Price.") Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units. (See "Public Offering--Sponsor's and Underwriters' Profits.")

SPONSOR

  Smith Barney Inc., 1345 Avenue of the Americas, New York, New York 10105 ("Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Smith Barney is an indirect wholly-owned subsidiary of The Travelers Inc.

  Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as sponsor of most Series of Defined Assets Funds. The Sponsor has acted previously as managing underwriter of other investment companies. In addition to participating as a member of various underwriting and selling groups or as agent of other investment companies, the Sponsor also executes orders for the purchase and sale of securities of investment companies and sells securities to such companies in its capacity as broker or dealer in securities.

LIMITATIONS ON LIABILITY

  The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. (See "Sponsor--Responsibility" below.)

RESPONSIBILITY

  Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit holders.

  The Sponsor intends to provide portfolio services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

  It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

  Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

RESIGNATION

  If the Sponsor resigns or otherwise fails or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

  The Trustee is The Chase Manhattan Bank (National Association), a national banking association with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New York 10003. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

LIMITATIONS ON LIABILITY

  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. (See "Tax Exempt Securities Trust-- Portfolio.") For information relating to the responsibilities and indemnification of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders", "Sponsor--Resignation" and "Other Charges."

RESIGNATION

  By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

  The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., with main offices located at 65 Broadway, New York, New York 10006.

LIMITATIONS ON LIABILITY

  The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

RESPONSIBILITY

  The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their offering prices, see "Public Offering--Offering Price."

RESIGNATION

  The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee, and in such event, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

AMENDMENT

  The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding securities for such Bonds, or to permit the Trustee to engage in business or investment activities not specifically authorized in the Trust Agreement as originally adopted. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

TERMINATION

  The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Unit holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under Part A, "Summary of Essential Information." In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust, and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

LEGAL OPINION

  The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor.

AUDITORS

  The statements of financial condition and the portfolios of securities included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and is included herein in reliance upon the authority of said firm as experts in accounting and auditing.

BOND RATINGS+

  All ratings shown under Part A, "Portfolio of Securities", except those identified otherwise, are by Standard & Poor's.

STANDARD & POOR'S

  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

  The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation; and
-------
+As described by the rating agencies.

    III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

  AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

  A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "p" following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

  Conditional rating(s), indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

MOODY'S

  A brief description of the applicable Moody's rating symbols and their meanings is as follows:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Rating symbols may include numerical modifiers "1," "2," or "3." The numerical modifier "1" indicates that the security ranks at the high end, "2" in the mid-range, and "3" nearer the low end of the generic category. These modifiers of rating symbols "Aa," "A" and "Baa" are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

FITCH

  AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

  A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS

  AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

  This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after Federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in his or her taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected Federal income tax rates and the tax brackets for the 1995 taxable year. Because the Federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of Federal income tax.

1995 TAX YEAR
--------------------------------------------------------------------------------

        TAXABLE INCOME BRACKET*                                    TAX EXEMPT YIELD
                                      FEDERAL
     JOINT RETURN     SINGLE RETURN   TAX RATE 4.00%  4.50%  5.00%  5.50%  6.00%  6.50%  7.00%  7.50%  8.00%
                                                               TAXABLE EQUIVALENT YIELD
-------------------------------------------------------------------------------------------------------------
   $      0-$39,000  $      0-$23,350  15.00%  4.71%  5.29%  5.88%  6.47%   7.06%  7.65%  8.24%  8.82%  9.41%
   $ 39,001- 94,250  $ 23,350- 56,550  28.00%  5.56   6.25   6.94   7.64    8.33   9.03   9.72  10.42  11.11
   $ 94,251-114,700  $ 56,551-114,700  31.00%  5.80   6.52   7.25   7.97    8.70   9.42  10.14  10.87  11.59
   $114,701-143,600  $114,701-117,950  31.00%  5.80   6.61   7.35   8.08    8.81   9.55  10.28  11.02  11.75
   $143,601-256,500  $117,951-256,500  36.00%  6.36   7.15   7.95   8.74    9.54  10.33  11.13  11.92  12.71
   OVER $256,500     OVER $256,500     39.60%  6.76   7.60   8.44   9.29   10.13  10.98  11.82  12.67  13.51
-------------------------------------------------------------------------------------------------------------

Note: This table reflects the following:
  1 Taxable income equals adjusted gross income less personal exemptions of $2,500 less the standard deduction of $6,550 on a joint or total itemized deductions, whichever is greater. However under the provisions of the Omnibus Budget Reconciliation Act of 1990, itemized deductions are reduced by 3% of the amount of a taxpayer's AGI over $114,700. This is reflected in the brackets above by higher effective federal tax rates. Furthermore, personal exemptions are phased out for the amount of a taxpayer's AGI over $114,700 for single taxpayers and $172,050 for married taxpayers filing jointly. This latter provision is not incorporated into the above brackets.
  2 The combined effective rate is computed under the assumption that taxpayers itemize their deductions on their federal tax returns.
  3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  4 The taxable equivalent yield table does not incorporate the affect of graduated rate structures in determining yields. Instead, the tax rates used are the highest rates applicable to the income levels indicated within each bracket.

PERFORMANCE INFORMATION

  Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

PROSPECTUS--PART C:
--------------------------------------------------------------------------------
  NOTE: PART C OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY
                                 PARTS A AND B.
--------------------------------------------------------------------------------

TAX EXEMPT SECURITIES TRUST--THE STATE TRUSTS

  Potential purchasers of the Units of a State Trust should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

CALIFORNIA TRUST

  RISK FACTORS--

  Since the start of the 1990-91 fiscal year, California has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. Employment levels are expected to stabilize before net employment starts to increase, and pre-recession job levels are not expected to be reached for several more years. Unemployment is expected to remain above 9% through 1994.

  The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund--K-12 schools and community colleges, health, welfare and corrections-- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. (The General Fund, the State's main operating fund, consists of revenues which are not required to be credited to any other fund.) As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specified purposes.) The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the fiscal year is now expected to be only about $500 million. Thus, the accumulated budget deficit at June 30, 1994 is now estimated by the Department of Finance to be approximately $2 billion, and the deficit will not be retired by June 30, 1995 as planned. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

  The State's tax revenue clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. The May 1994 revision to the 1994-95 Governor's Budget (the "May Revision"), released May 20, 1994, assumes that the State will start recovery from recessionary conditions in 1994, with a modest upturn beginning in 1994 and continuing into 1995, a year later than predicted in the May 1993 Department of Finance economic projection. Pre-recession job levels are not expected to be reached until 1997.

  However, there is growing evidence that California is showing signs of an economic turnaround, and the May Revision is revised upward from the Governor's January Budget forecast. Since the Governor's January Budget forecast, 1993 non-farm employment has been revised upward by 31,000 jobs. Employment in the early months of 1994 has shown encouraging signs of growth, several months sooner than was contemplated in the January Budget forecast. Between December 1993 and April 1994, payrolls are up by 50,000 jobs.

  On January 17, 1994 the Northridge earthquake, measuring an estimated 6.8 on the Richter Scale, struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernadino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion or more, but these estimates are still subject to change.

  Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such emergency by the State and local agencies.

  Damage to State-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and
210. Most of the major highways (Interstates 5 and 10) have now been reopened. The campus at California State University Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in the temporary closure of the campus. It reopened using borrowed facilities elsewhere and many temporary structures. There was also some damage to the University of California at Los Angeles and to the Van Nuys State Office Building (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

  The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State-owned facilities. The federal government has provided substantial earthquake assistance. The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. It is now estimated that the overall effect of the earthquake on the regional and State economy will not be serious. The earthquake may have dampened economic activity briefly during late January and February, but the rebuilding efforts are now adding a small measure of stimulus.

  Sectors which are now contributing to California's recovery include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. These trends are expected to continue, and by next year, must of the restructuring in the finance and utilities industries should be nearly completed. As a result of these factors, average 1994 non-farm employment is now forecast to maintain 1993 levels compared to a projected 0.6% decline in the Governor's January Budget forecast. 1995 employment is expected to be up 1.6% compared to 0.7% in the January Budget forecast.

  The Northridge earthquake resulted in a downward revision of this year's personal income growth--from 4% in the Governor's January Budget forecast to 3.6%. However, this decline is more than explained by the $5.5 billion charge against rental and proprietor's income--equal to 0.8% of total income-- reflecting uninsured damage from the quake. Next year, without the quake's effects, income is projected to grow 6.1% compared to 5% projected in the January Budget forecast. Without the quake's effects, income was little changed in the May Revision compared to the January Budget forecast.

  The housing forecast remains essentially unchanged from the January Budget forecast. Although existing sales have strengthened and subdivision surveys indicated increased new home sales, building permits are up only slightly from recession lows. Gains are expected in the months ahead, but higher mortgage interest rates will dampen the upturn. Essentially, the Northridge earthquake adds a few thousand housing units to the forecast, but this effect is offset by higher interest rates.

  Interest rates represent one of several downside risks to the forecast. The rise in interest rates has occurred more rapidly than contemplated in the Governor's January Budget forecast. In addition to affecting housing, higher rates may also dampen consumer spending, given the high percentage of California homeowners with adjustable-rate mortgages. The May Revision forecast includes a further rise in the Federal Funds rate to nearly 5% by the beginning of 1995. Should rates rise more steeply, housing and consumer spending would be adversely affected.

  The unemployment upturn is still tenuous. The Employment Development Department revised down February's employment gain and March was revised to a small decline. Unemployment rates in California have been volatile since January, ranging from 10.1% to a low of 8.6%, with July's figure at 9%. The small sample size coupled with changes made to the survey instrument in January contributed to this volatility.

                                 1993-94 BUDGET

  The Governor's Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in State spending.

  The May Revision of the Governor's budget, released on May 20, 1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

  The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year with the issuance of $2 billion of revenue anticipation notes maturing June 28, 1994.

  The 1993-94 Budget Act was predicated on revenue and transfer estimates of $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

  The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93. The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase. The Budget Act reflected the following major adjustments:

    1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts. The property tax losses for cities and counties were offset in part by additional sales tax revenues and relief from some state mandated programs. Litigation by local governments challenging this shift has so far been unsuccessful. In November 1993 the voters approved the permanent extension of the 0.5% sales tax for local public safety purposes.

    2. The Budget projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by providing schools a $609 million loan payable from future years' Proposition 98 funds.

    3. The Budget assumed receipt of $692 million in aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

    4. Reductions of $600 million in health and welfare programs.

    5. A 2-year suspension of the renters' tax credit ($390 million expenditure reduction in 1993-94).

    6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

  Administration reports during the course of the 1993-94 fiscal year have indicated that, although economic recovery appears to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes, which require greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The most recent reports, however, in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

  During the 1993-94 fiscal year, the State implemented the Deficit Reduction Plan, which was a part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994, maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original Budget Act assumption, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion. Because of the revenue shortfall and the State's reduced internal borrowing cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Reduction Plan, the State issued an additional $2 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

                                 1994-95 BUDGET

  The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's May Revision to his Budget proposal recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The May Revision sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated deficit, estimated at about $2 billion at June 30, 1994, by June 30, 1996.

  The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, about $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improved economy. Also included in this figure is the projected receipt of about $360 million from the Federal Government to reimburse the State for the cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal fiscal year 1995 Budget is completed, which is expected to be by October 1994. The Legislature took no action on a proposal in the Governor's January Budget to undertake expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated levels.

  The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. The principal features of the Budget Act were the following:

    1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented aliens, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal fiscal year 1994 Budget is passed.

    2. Reductions of approximately $1.1 billion in health and welfare programs.

    3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for the California State University. It is anticipated that student fees for both the U.C. and the C.S.U will increase up to 10%.

    4. Proposition 98 funding for K-14 schools is increased by $526 million from the 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

    5. Legislation enacted with the Budget Act clarifies laws passed in 1992 and 1993 requiring counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented programs providing less moneys to schools if there were redevelopment agencies projects. The legislation bans this method of transfers.

    6. The Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life sentences for certain third-time felony offenders.

    7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

  The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for 1993 and 1994. A ballot proposition to permanently restore the renters' credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, saving about $390 million in the 1995-96 fiscal year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and warrants. Issuance of the warrants allows the State to defer repayment of approximately $1 billion of its accumulated budget deficit into the 1995-96 fiscal year.

THE FOREGOING DISCUSSION OF THE 1993-94 AND 1994-95 FISCAL YEAR BUDGETS IS BASED IN LARGE PART ON STATEMENTS MADE IN A RECENT "PRELIMINARY OFFICIAL STATEMENT" DISTRIBUTED BY THE STATE OF CALIFORNIA. IN THAT DOCUMENT, THE STATE INDICATED THAT ITS DISCUSSION OF THE 1994-95 FISCAL YEAR BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THE STATE NOTED FURTHER THAT THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

                           STATE APPROPRIATIONS LIMIT

  The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"), and is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

  Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits. The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

  Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-1992 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-1992 and 1992-1993 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools but which exceeded the reduced appropriation was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.083 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To maintain per-average daily attendance ("ADA") funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools. A Sacramento County Superior Court in California Teachers' Association, et al. v Gould, et al., has ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. The impact of the court's ruling on the State budget and funding for schools is unclear and will remain unclear until the Court's written ruling, which is currently being prepared, is issued.

  The 1994-95 Budget Act has appropriated $14.4 billion of Proposition 98 funds for K-14 schools, exceeding the minimum Proposition 98 guaranty by $8 million to maintain K-12 funds per pupil at $4,217. Based upon State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriations an additional $286 million within Proposition 908 for the 1993-94 fiscal year to reflect a need in appropriations for school district and county officers of education, as well as an anticipated deficiency in special education funding.

  Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the bonds in the Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the States's ability to fund such other programs by raising taxes.

                               STATE INDEBTEDNESS

  As of July 1, 1994, the State had over $18.39 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in aggregate amount of approximately $5.16 billion remained unissued as of July 1, 1994. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of June 30, 1994, the State had approximately $5.09 billion of outstanding Lease-Purchase Debt.

  In addition to the general obligation bonds, State agencies and authorities had approximately $23.3 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1994. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.

                                   LITIGATION

  The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees, and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve reimbursement to school districts for voluntary school desegregation and state mandated costs, challenges to Medi-Cal eligibility, recovery for flood damages, and liability for toxic waste cleanup. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligation.

  On June 20, 1994, the United States Supreme Court, in two companion cases, upheld the validity of California's prior method of taxing multinational corporations under a "unitary" method of accounting for their worldwide earnings, thus avoiding tax refunds of approximately $1.55 billion by the State, and enabling the State to collect $620 million in previous assessments. Barclays Bank PLC v. Franchise Tax Board concerned foreign corporations, and Colgate-Palmolive v. Franchise Tax Board concerned domestic corporations.

                                    RATINGS

  On July 15, 1994, Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Investors Service, Inc. ("Fitch") all downgraded their ratings of California's general obligation bonds. These bonds are usually sold in 20- to 30-year increments and used to finance the construction of schools, prisons, water systems and other projects. The ratings were reduced by Standard & Poor's from "A+" to "A", by Moody's from "Aa" to "A1", and by Fitch from "AA" to "A". Since 1991, when it had a "AAA" rating, the State's rating has been downgraded three times by all three ratings agencies. All three agencies cite the 1994-95 Budget Act's dependence on a "questionable" federal bailout to pay for the cost of illegal immigrants, the Propositions 98 guaranty of a minimum portion of State revenues for kindergarten through community college, and the persistent deficit requiring more borrowing as reasons for the reduced rating. Another concern was the State's reliance on a standby mechanism which could trigger across-the-board reductions in all State programs, and which could disrupt State operations, particularly in fiscal year 1995-96. However, a Standard & Poor's spokesman stated that, although the lowered ratings means California is a riskier borrower, Standard & Poor's anticipates that the State will pay off its debts and not default. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised.

  As a result of Orange County's Chapter 9 bankruptcy filing on December 6, 1994, Moody's has suspended the County's bond ratings, and Standard & Poor's has cut its rating of all Orange County debt from "AA-" to "CCC", a level below investment grade and an indication of high risk and uncertainty. Fitch does not rate Orange County bonds. It is anticipated that as Orange County's credit and bond ratings fall, it will have difficulty in getting loans or selling its bonds to raise money. Additionally, the County's bankruptcy filing could affect about 180 municipalities, school districts, and other municipal entities which entrusted billions of dollars to Orange County to invest. Standard & Poor's has informed such entities that they have been placed on negative credit watch, the usual step prior to a downgrade of credit rating.

  The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

  CALIFORNIA TAXES

  In the opinion of Messrs. Adams, Duque & Hazeltine, Los Angeles, California, special counsel on California tax matters, under existing law:

    The California Trust is not an association taxable as a corporation under the income tax laws of the State of California;

    The income, deductions and credits against tax of the California Trust will be treated as the income, deductions and credits against tax of the holders of Units in the California Trust under the income tax laws of the State of California;

    Interest on the bonds held by the California Trust to the extent that such interest is exempt from taxation under California law will not lose its character as tax-exempt income merely because that income is passed through to the holders of Units; however, a corporation subject to the California franchise tax is required to include that interest income in its gross income for purposes of determining its franchise tax liability;

    Each holder of a Unit in the California Trust will have a taxable event when the California Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unit holder redeems or sells his Units. The total tax cost of each Unit to a holder of a Unit in the California Trust is allocated among each of the bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each bond issue) in order to determine the holder's per Unit tax cost for each bond issue, and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each bond issue. Therefore, under some circumstances, a holder of a Unit may realize taxable gain when the California Trust which issued such Unit disposes of a bond or the holder's Units are sold or redeemed for an amount equal to or less than his original cost of the bond or Unit;

    Each holder of a Unit in the California Trust is deemed to be the owner of a pro rata portion of the California Trust under the personal property tax laws of the State of California; and

    Each Unit holder's pro rata ownership of the bonds held by the California Trust, as well as the interest income therefrom, is exempt from California personal property taxes.

MINNESOTA TRUST

  RISK FACTORS--Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1994. Since 1980, Minnesota per capita income generally has remained above the national average. During 1993,, 1994, and 1995, the State's monthly unemployment rate generally has been less than the national unemployment rate. The Minnesota Department of Finance February 1995 Forecast projected that the State's economy will not grow as fast during the biennium ending June 30, 1997 as the national aggregates, due to continued tightness in local labor markets. Although the State's national economic forecasting consultant forecast a slowdown but no recession during 1995, it recognized the substantial possibility of a recession.

  The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance has projected that the State will complete its current biennium June 30, 1997 with a $350 million cash flow account balance plus a $204 million budget reserve. Total General Fund expenditures and transfers for the biennium were projected to be $18.2 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain current program levels. Although it is not possible to anticipate economic performance four years into the future, planning estimates (extrapolations) for the biennium ending June 30, 1999 show a substantial General Fund deficit of $812 million, after funding a $350 million cash flow account plus a $204 million budget reserve, if current law is not changed. This indicates the likelihood of additional revenue increases or spending cuts relative to current law. The State is party to a variety of civil actions that could adversely affect the State's General Fund. State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. In addition, substantial portions of State and local revenues are derived from federal expenditures, and the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures. Any of these factors, as well as possible future changes in federal and State income tax laws, including rate reductions, and recent Minnesota tax legislation (see "Minnesota Taxes"), could adversely affect the ability of the respective obligors to make timely payment of the principal and interest on the Bonds or the value or marketability of such Bonds.

MINNESOTA TAXES

  In the opinion of Dorsey & Whitney P.L.L.P., Minneapolis, Minnesota, special counsel on Minnesota tax matters, under existing law:

  The Minnesota Trust is not an association taxable as a corporation for purposes of Minnesota income taxation. Minnesota taxable net income is, with certain modifications, determined with reference to federal taxable income. Each Unit holder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust for purposes of Minnesota income taxation, and the income of the Minnesota Trust will be treated as the income of the Unit holders under Minnesota law. Interest on Bonds that would be excluded from Minnesota taxable net income when paid directly to an individual, estate or trust will be excluded from Minnesota taxable net income of Unit holders that are individuals, estates or trusts when received by the Minnesota Trust and when distributed to such Unit holders. Interest on Bonds that would be included in Minnesota "alternative minimum taxable income" when paid directly to a noncorporate taxpayer will be included in Minnesota "alternative minimum taxable income" of Unit holders that are individuals, estates or trusts for purposes of the Minnesota alternative minimum tax.

  Any such Unit holder that is subject to Minnesota income taxation will realize taxable gain or loss when the Minnesota Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unit holder redeems or sells Units at a price that differs from original cost, as adjusted for amortization of bond premium and other basis adjustments (including any adjustment that may be required to reflect a Unit holder's share of interest, if any, accruing on Bonds during the interval between the purchase of the Units and delivery of the Bonds). The total tax cost of each Unit to a Unit holder is allocated proportionally (by value) among each of the Bonds held in the Minnesota Trust. Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in the realization of taxable gain by Unit holders when their Units (or underlying Bonds) are sold or redeemed for an amount equal to or less than their original cost. Minnesota has repealed the favorable treatment of capital gains, but preserved limitations on the deductibility of capital losses.

  Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds," as such terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unit holder that is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unit holder.

  Minnesota law does not permit a deduction for interest on indebtedness incurred or continued by individuals, estates and trusts to purchase or carry Units. Minnesota law also restricts the deductibility of other expenses allocable to Units.

  Interest on Bonds in the Minnesota Trust will be included in taxable income for purposes of the Minnesota franchise tax on corporations and financial institutions. No opinion is expressed as to other Minnesota tax effects on Unit holders that are corporations or financial institutions.

  The 1995 Minnesota Legislature has enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. We are not aware of any judicial decision holding that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, we cannot predict, and we express no opinion concerning, the likelihood that interest on the Minnesota Bonds held by the Minnesota Trust would become taxable under this Minnesota statutory provision.

NEW YORK TRUST

  RISK FACTORS--Prospective investors should consider the financial difficulties and pressures which the State of New York and several of its public authorities and municipal subdivisions have undergone. The following briefly summarizes some of these difficulties and the current financial situation, based principally on certain official statements currently available; copies may be obtained without charge from the issuing entity.

  NEW YORK STATE. In recent fiscal years, there have been extended delays in adopting the State's budget, repeated revisions of budget projections, significant revenue shortfalls (as well as increased expenses) and year-end borrowing to finance deficits. These developments reflect faster long-term growth in State spending than revenues and that the State was earlier and more severely affected by the recent economic recession than most of the rest of the country, as well as its substantial reliance on non-recurring revenue sources. The State's general fund incurred cash basis deficits of $775 million, $1,081 million and $575 million, respectively, for the 1990-92 fiscal years. Measures to deal with deteriorating financial conditions included transfers from reserve funds, recalculating the State's pension fund obligations (subsequently ruled illegal), hiring freezes and layoffs, reduced aid to localities, sales of State property to State authorities, and additional borrowings (including issuance of additional short-term tax and revenue anticipation notes payable out of impounded revenues in the next fiscal year). The general fund realized a $671 million surplus for fiscal year ended March 31, 1993, and a $1.54 billion surplus for the fiscal year ended March 31, 1994. Disbursements exceeded receipts by $241 million for the fiscal year ended March 31, 1995.

  Approximately $5.2 billion of State general obligation debt was outstanding at March 31, 1995. State supported debt (restated to reflect LGAC's assumption of certain obligations previously funded through issuance of short-term debt) was $27.9 billion at March 31, 1995, up from $9.8 billion in 1986. Voters in November 1995 failed to ratify a proposed constitutional amendment which would have eliminated lease-purchase and contractual financing. S&P reduced its ratings of the State's general obligation bonds on January 13, 1992 to A-(its lowest rating for any state). Moody's reduced its ratings of State general obligation bonds from A1 to A on June 6, 1990 and to Baa1, its rating of $14.2 billion of appropriation-backed debt of the State and State agencies (over two-thirds of the total debt) on January 6, 1992.

  In May 1991 (nearly 2 months after the beginning of the 1992 fiscal year), the State Legislature adopted a budget to close a projected $6.5 billion gap (including repayment of $905 million of fiscal 1991 deficit notes). Measures included $1.2 billion in new taxes and fees, $0.9 billion in non-recurring measures and about $4.5 billion of reduced spending by State agencies (including layoffs), reduced aid to localities and school districts, and Medicaid cost containment measures. After the Governor vetoed $0.9 billion in spending, the State adopted $0.7 billion in additional spending, together with various measures including a $100 million increase in personal income taxes and $180 million of additional non-recurring measures. Due primarily to declining revenues and escalating Medicaid and social service expenditures, $0.4 billion of administrative actions, $531 million of year-end short-term borrowing and a $44 million withdrawal from the Tax Stabilization Reserve Fund were required to meet the State's cash flow needs.

  The State budget to close a projected $4.8 billion gap for the State's 1993 fiscal year (including repayment of the fiscal 1992 short-term borrowing) contained a combination of $3.5 billion of spending reductions (including measures to reduce Medicaid and social service spending, as well as further employee layoffs, reduced aid to municipalities and schools and reduced support for capital programs), deferral of scheduled tax reductions, and some new and increased fees. Nonrecurring measures aggregated $1.18 billion.

  To close a projected budget gap of nearly $3 billion for the fiscal year ended March 31, 1994, the State budget contained various measures including further deferral of scheduled income tax reductions, some tax increases, $1.6 billion in spending cuts, especially for Medicaid, and further reduction of the State's work force. The budget increased aid to schools, and included a formula to channel more aid to districts with lower-income students and high property tax burdens. State legislation requires deposit of receipts from the petroleum business tax and certain other transportation-related taxes into funds dedicated to transportation purposes. Nevertheless, $516 million of these monies were retained in the general fund during this fiscal year. The Division of the Budget has estimated that non-recurring income items other than the $671 million surplus from the 1993 fiscal year aggregated $318 million.

  The budget for the fiscal year ended March 31, 1995, increased spending by 3.8% (greater than inflation for the first time in six years). It provided a tax credit for low income families and increased aid to education, especially in the poorer districts. The State reduced coverage and placed additional restrictions on certain health care services. Over $1 billion resulted from postponement of scheduled reductions in personal income taxes for a fifth year and in taxes on hospital income; another $1.5 billion came from non-recurring measures. The Governor in January 1995 instituted $188 million in spending reductions (including a hiring freeze) and $71 million of other measures to avert a deficit.

  More than two months after the fiscal year that began April 1, 1995, the State adopted a budget to close a projected gap of approximately $5 billion, including a reduction in income and business taxes. The financial plan projects nearly $1.6 billion in savings from cost containment, disbursement reestimates and reduced funding for social welfare programs and $2.2 billion from State agency actions. Approximately $1 billion of the gap-closing measures are non-recurring and some of the revenue and cost-cutting estimates are considered optimistic. A suit was filed seeking to block introduction of the State's new lottery game, expected to produce $80-200 million in annual revenues.The State Comptroller sued to prevent reallocation of $110 million of reserves from a special pension fund and has projected gaps of $2.7 billion for fiscal 1997 and $3.9 billion for fiscal 1998 (substantially above the Governor's projections), reflecting in part the last two years of the Governor's proposal to reduce personal income taxes by 20% over three years. State and other estimates are subject to uncertainties including the effects of Federal tax legislation and economic developments. In October, the Governor released a plan to reduce State spending by $148 million to offset risks that have developed, including proposed reductions in Federal aid and possible adverse court decisions.

  The State normally adjusts its cash basis balance by deferring until the first quarter of the succeeding fiscal year substantial amounts of tax refunds and other disbursements. For many years, it also paid in that quarter more than 40% of its annual assistance to local governments. Payment of these annual deferred obligations and the State's accumulated deficit was substantially financed by issuance of short-term tax and revenue anticipation notes shortly after the beginning of each fiscal year. The New York Local Government Assistance Corporation ("LGAC") was established in 1990 to issue $4.7 billion of long-term bonds over several years, payable from a portion of the State sales tax, to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation will normally prevent State seasonal borrowing until an equal amount of LGAC bonds are retired. The State's last seasonal borrowing, in May 1993, was $850 million.

  Generally accepted accounting principles ("GAAP") for municipal entities apply modified accrual accounting and give no effect to payment deferrals. On an audited GAAP basis, the State's government funds group recorded operating deficits of $1.2 billion and $1.4 billion for the 1990 and 1991 fiscal years. For the same periods the general fund recorded deficits (net of transfers from other funds) of $0.7 billion and $1.0 billion. Reflecting $1.6 billion, $881 million, $875 million and $315 million of payments by LGAC to local governments out of proceeds from bond sales, the general fund realized surpluses of $1.7 billion, $2.1 billion and $0.9 billion for the 1992, 1993 and 1994 fiscal years and a deficit of $1.4 billion for the fiscal year ended March 31, 1995, for an accumulated deficit of $3.3 billion.

  For decades, the State's economy has grown more slowly than that of the rest of the nation as a whole. Part of the reason for this decline has been attributed to the combined State and local tax burden, which is among the highest in the nation. The State's dependence on Federal funds and sensitivity to changes in economic cycles, as well as the high level of taxes, may continue to make it difficult to balance State and local budgets in the future. The total employment growth rate in the State has been below the national average since 1984. The State lost 524,000 jobs in 1990-1992. It regained approximately 185,000 jobs between November 1992 and June 1995.

  New York City (the "City"). The City is the State's major political subdivision. In 1975, the City encountered severe financial difficulties, including inability to refinance $6 billion of short-term debt incurred to meet prior annual operating deficits. The City lost access to the public credit markets for several years and depended on a variety of fiscal rescue measures including commitments by certain institutions to postpone demands for payment, a moratorium on note payment (later declared unconstitutional), seasonal loans from the Federal government under emergency congressional legislation, Federal guarantees of certain City bonds, and sales and exchanges of bonds by The Municipal Assistance Corporation for the City of New York ("MAC") to fund the City's debt.

  MAC has no taxing power and pays its obligations out of sales taxes imposed within the City and per capita State aid to the City. The State has no legal obligation to back the MAC bonds, although it has a "moral obligation" to do so. MAC is now authorized to issue bonds only for refunding outstanding issues and up to $1.5 billion should the City fail to fund specified transit and school capital programs. The State also established the Financial Control Board ("FCB") to review the City's budget, four-year financial plans, borrowings and major contracts. These were subject to FCB approval until 1986 when the City satisfied statutory conditions for termination of such review. The FCB is required to reimpose the review and approval process in the future if the City were to experience certain adverse financial circumstances. The City's fiscal condition is also monitored by a Deputy State Comptroller.

  From 1989 to 1993, the gross city product declined by 10.1% and employment, by almost 11%, while the public assistance caseload grew by over 25%. Unemployment averaged 10.8% in 1992, 10.1% in 1993 and 8.7% in 1994. While the City's unemployment rate averaged 8.2% for the first nine months of 1995, it is still above the State and the nation as a whole. The number of persons on welfare exceeds 1.1 million, the highest level since 1972, and one in seven residents is currently receiving some form of public assistance.

  While the City, as required by State law, has balanced its budgets in accordance with GAAP since 1981, this has required exceptional measures in recent years. City expenditures have grown faster than revenues each year from 1986 through 1994, masked in part by a large number of non-recurring gap closing actions. To eliminate potential budget gaps of $1-$3 billion each year since 1988 the City has taken a wide variety of measures. In addition to increased taxes and productivity increases, these have included hiring freezes and layoffs, reductions in services, reduced pension contributions, and a number of nonrecurring measures such as bond refundings, transfers of surplus funds from MAC, sales of City property and tax receivables. The FCB concluded that the City has neither the economy nor the revenues to do everything its citizens have been accustomed to expect.

  The City closed a budget gap for the 1993 fiscal year (estimated at $1.2 billion) through actions including service reductions, productivity initiatives, transfer of $0.5 billion surplus from the 1992 fiscal year and $100 million from MAC. A November 1992 revision offset an additional $561 million in projected expenditures through measures including a refunding to reduce current debt service costs, reduction in the reserve and an additional $81 million of gap closing measures. Over half of the City's actions to eliminate the gap were non-recurring.

  The Financial Plan for the City's 1994 fiscal year relied on increases in State and Federal aid, as well as the 1993 $280 million surplus and a partial hiring freeze, to close a gap resulting primarily from labor settlements and decline in property tax revenues. The Plan contained over $1.3 billion of one-time revenue measures including bond refundings, sale of various City assets and borrowing against future property tax receipts. Interim expenditure reductions of approximately $300 million were implemented. The FCB reported that although a $98 million surplus was projected for the year (the surplus was actually $81 million), a $312 million shortfall in budgeted revenues and $904 million of unanticipated expenses (including an unbudgeted increase of over 3,300 in the number of employees and a record level of overtime), net of certain increased revenues and other savings, resulted in depleting prior years' surpluses by $326 million.

  The City's original Financial Plan for the fiscal year ended June 30, 1995 proposed to eliminate a projected $2.3 billion budget gap through measures including reduction of the City's workforce (achieved in substantial part through voluntary severance packages funded by MAC), increased State and Federal aid, a bond refinancing, reduced contributions to City pension funds and sale of certain City assets. The Mayor's proposals include efforts toward privatization of certain City services and agencies, greater control of independent authorities and agencies, and reducing social service expenditures. He also sought concessions from labor unions representing City employees. As several of these measures failed to be implemented, the City experienced lower than anticipated tax collections and higher than budgeted costs (particularly overtime and liability claims) during the year, and various alternative measures were implemented, for an aggregate of more than $3 billion of gap closing measures. $1.9 billion of these were non-recurring and, in the case of a second bond refinancing, will increase City expenses for future years. Reduced maintenance of City infrastructure could also lead to increased future expenses. In December 1994, the City Council rejected the Mayor's recommendations, adopted its own budget revisions and sued to enforce them; the suit was dismissed and the Mayor impounded funds to achieve his proposed expense reductions.

  The City projected a $3.1 billion budget gap for the fiscal year that began July 1, 1995, attributed to the large use of non-recurring measures in the 1995 fiscal year, a $500 million decline in tax revenues and a $630 million shortfall in anticipated State aid, as well as higher Medicaid and agency spending, failure to negotiate increased lease payments for City airports, additional funding for pensions and State failure to adopt a tort reform measure. The Financial Plan approved in June will reduce a wide range of City services; City agency and labor savings are projected at $1.2 billion and $600 million respectively. The City Comptroller identified $0.7 to $1.0 billion of risks for the current fiscal year, including anticipated State and Federal aid increases, savings in welfare expenditures through increased fraud detection, proposed gap closing measures by the Board of Education and a substantial projected deficit for the Health and Hospitals Corporation, labor concessions (including health insurance costs) and increased rental payments for the City's airports. However, buyers subsequently agreed to acquire the City-owned television station for $207 million, more than twice the anticipated sale price. Estimates of non-recurring measures range from $500-800 million. The Mayor separately proposed selling the City's water system to the New York Water Board, which would issue $2.3 billion of bonds for the purpose. This would provide the City with about $800 million in cash over the next four years. The City Comptroller has threatened to block the sale unless the City commits to use these funds only for capital projects. The plan also would provide $200 million of capital spending for the Board of Education, which is contingent on its approval. Issuance of bonds by the Water Board would also permit the City to issue more bonds as it approaches its debt limit. The Mayor recently invited bids from non-profit entities for long-term leases on three City hospitals. However, questions have been raised whether the plan would provide adequate care for the indigent and whether City Council approval is needed. In October 1995 S&P reduced its rating on Health and Hospitals Corporation debt to BBB- (its lowest investment-grade rating), citing City failure to articulate a coherent strategy for the hospital system. Following conflicts with the City's Board of Education and the previous Chancellor, the Mayor recently proposed to disband the board and replace the Chancellor with an Education Commissioner which he would appoint. The City Council President subsequently proposed a Superintendent appointed jointly by the Mayor and the Council. These proposals would require implementing legislation by the State. The Mayor has imposed fingerprinting and workfare requirements for welfare recipients. However, other proposals including mandatory managed care programs for Medicaid recipients have been blocked. Most of the proposed gap-closing measures depend on cooperation of Federal or State governments or municipal unions, of which there can be no assurance. The City Comptroller predicted that certain reductions in Medicaid and welfare expenditures may lead to job reductions and higher costs for other programs. The City projects budget gaps of $0.9 billion, $1.5 billion and $1.5 billion for the 1997, 1998 and 1999 fiscal years. The City Comptroller has identified risks of $2-2.5 billion, $2.8-$3.3 billion and $2.9-3.4 billion for those years, respectively. The State Comptroller cited principally growing Medicaid, employee health insurance and debt service costs. Fiscal monitors have commented that the City needs to take significant additional actions to work toward structural balance.

  A major uncertainty is the City's labor costs, which represent about 50% of its total expenditures. Contracts with virtually all of the City's labor unions expire in 1995, and the current Financial Plan assumes no further wage increases. The City is seeking to negotiate workforce productivity initiatives, savings from which would be shared with the workers involved. Under a contract reached in September 1994, while sanitation workers would receive an overall increase of 8.25% in wages and benefits over 39 months, routes would be lengthened by an average of 20%. However, no similar agreements have been reached with other unions. A tentative agreement with labor leaders in June 1995 proposes to realize $440 million of the $600 million in savings sought for the current fiscal year, mostly from reduced health care costs and spreading out City contributions to pension funds. Certain of these actions will increase City costs in future years. The agreement did not include layoffs or changes in productivity or work rules. A bill passed by the State Legislature in October 1995 would transfer the responsibility for labor arbitration involving City police and firefighters from the City's Office of Collective Bargaining to the State Public Relations Board. The Mayor predicts this change could increase City labor costs by hundreds of millions of dollars. The bill would also disrupt the efficiencies anticipated from the recent merger of separate transit and housing police forces into the City police department. Presentation of the bill to the Governor has been postponed to allow the Police Benevolent Association more time to lobby for his approval. The Mayor also charged that the delay is hampering the City's negotiations to obtain $160 million in remaining concessions from other City unions toward the current year's budget. However, substantially better than anticipated earnings on City pension funds in the latest fiscal year will allow the City to reduce pension fund contributions over the next several years. In November 1995, the City reached a tentative five-year agreement with the United Federation of Teachers. The proposed contract would postpone wage increases for two years, and would protect members from layoffs through 1998, but does not provide any significant productivity savings. The contract would cost an estimated $772 million additional over the last three years. It is subject to ratification by members, which is uncertain.

  Budget balance may also be adversely affected by the effect of the economy on economically sensitive taxes. Reflecting the downturn in real estate prices and increasing defaults, estimates of property tax revenues have been reduced. If this trend continues, the City's ability to issue additional general obligation bonds could be limited by the 1998 fiscal year. The City also faces uncertainty in its dependence on State aid. Other uncertainties include additional expenditures to combat deterioration in the City's infrastructure (such as bridges, schools and water supply), costs of developing alternatives to ocean dumping of sewage sludge (which the City expects to defray through increased water and sewer charges), cost of the AIDS epidemic and problems of drug addiction and homelessness. Under an agreement reached in October 1995 with towns in the City's upstate watershed area, the City would spend $1 billion over the next five years to implement regulations and other measures (including $350 million to help these communities reduce pollution), to protect the quality of the City's water supply, to avert constructing water filtration facilities at an estimated cost of up to $8 billion. The cost is expected to be defrayed by increased water charges. Elimination of any additional budget gaps will require various actions, including by the State, a number of which are beyond the City's control. Staten Island voters in 1993 approved a proposed charter under which Staten Island would secede from the City. Secession will require enabling legislation by the State Legislature; it would also be subject to legal challenge by the City. The effects of secession on the City cannot be determined at this time, but questions include responsibility for outstanding debt, a diminished tax base, and continued use of the Fresh Kills landfill, the City's only remaining garbage dump. A similar measure with respect to Queens was approved by the New York State Senate.

  The City sold $1.8 billion, $2.2 billion and $2.4 billion of short-term notes, respectively, during the 1994, 1995 and current fiscal years. At June 30, 1995, there were outstanding $23.3 billion of City bonds (not including City debt held by MAC), $4.0 billion of MAC bonds and $1.1 billion of City-related public benefit corporation indebtedness, each net of assets held for debt service. Standard & Poor's and Moody's during the 1975-80 period either withdrew or reduced their ratings of the City's bonds. S&P reduced its rating of the City's general obligation debt to BBB+ on July 10, 1995, citing the City's economy, substantial retention of non-recurring revenues and optimistic revenue projections in the latest budget. Moody's rates City bonds Baa1. City-related debt almost doubled since 1987, although total debt declined as a percentage of estimated full value of real property. The City's financing program projects long-term financing during fiscal years 1996-1999 to aggregate $15.2 billion, including $1 billion from the proposed sale of the City's water system. An additional $0.8 billion is to be derived from other sources, principally use of restricted cash balances. Assuming sale of the City's water system, from fiscal year 1999 through fiscal year 2005, debt service is estimated to average 18.2% of tax revenues, up from 12.3% in fiscal year 1990 and 14% in fiscal year 1995. If the sale is not consummated, the debt service ratio would increase. The City's latest Ten Year Capital Strategy plans capital expenditures of $45.6 billion during 1994-2003 (93% of be City funded).

  OTHER NEW YORK LOCALITIES. In 1993, other localities had an aggregate of approximately $17.7 billion of indebtedness outstanding. In recent years, several experienced financial difficulties. A March 1993 report by Moody's Investors Service concluded that the decline in ratings of most of the State's largest cities in recent years resulted from the decline in the State's manufacturing economy. $105 million of that was for deficit financing. Any reductions in State aid to localities may cause additional localities to experience difficulty in achieving balanced budgets. County executives have warned that reductions in State aid to localities to fund future State tax reductions are likely require increased local taxes. If special local assistance were needed from the State in the future, this could adversely affect the State's as well as the localities' financial condition. Most localities depend on substantial annual State appropriations. Legal actions by utilities to reduce the valuation of their municipal franchises, if successful, could result in localities becoming liable for substantial tax refunds.

  STATE PUBLIC AUTHORITIES. In 1975, after the Urban Development Corporation ("UDC"), with $1 billion of outstanding debt, defaulted on certain short-term notes, it and several other State authorities became unable to market their securities. Since 1975 the State has provided substantial direct and indirect financial assistance to UDC, the Housing Finance Agency ("HFA"), the Environmental Facilities Corporation and other authorities. Practical and legal limitations on these agencies' ability to pass on rising costs through rents and fees could require further State appropriations. 18 State authorities had an aggregate of $70.3 billion of debt outstanding at September 30, 1994. At March 31, 1995, approximately $0.4 billion of State public authority obligations was State-guaranteed, $7.0 billion was moral obligation debt (including $4.6 billion of MAC debt) and $22.7 billion was financed under lease-purchase or contractual obligation financing arrangements with the State. Various authorities continue to depend on State appropriations or special legislation to meet their budgets.

  The Metropolitan Transportation Authority ("MTA"), which oversees operation of the City's subway and bus system by the City Transit Authority (the "TA") and operates certain commuter rail lines, has required substantial State and City subsidies, as well as assistance from several special State taxes. Measures to balance the TA's 1993 budget included increased funding by the City, increased bridge and tunnel tolls and allocation of part of the revenues from the petroleum business tax. The New York City Transit Financial plan submitted in May 1995 projects a TA deficit of $150 million for 1995 (reflecting a $113 million reduction in City funding), and cash basis budget gaps of $262 million, $547 million, $673 million and $731 million for 1996 through 1999. An MTA budget gap of $388 million is projected for 1996. In August 1995, the MTA Chairman proposed an ambitious program of fare increases (20% for the TA) and a five-year program of $2.85 billion in expense reductions which he urged was needed to restore the MTA budget to a sound financial basis. A preliminary injunction based on charges of discrimination has stayed fare increases which were to take effect November 12, 1995. The MTA has appealed this ruling. In a draft budget released in October 1995, the TA proposed to eliminate an additional 1600 jobs in 1996, in addition to 1500 jobs already eliminated. The workforce serving the commuter railroads would also be reduced.

  Substantial claims have been made against the TA and the City for damages from a 1990 subway fire and a 1991 derailment. The MTA infrastructure, especially in the City, needs substantial rehabilitation. In December 1993, a $9.5 billion MTA Capital Plan was finally approved for 1992-1996; however, $500 million was contingent on increased contributions from the City which it has declined to approve. The Chairman has proposed an $11.9 billion capital plan for the 1995-99 fiscal years, which he submits can be achieved without increased State funding. The plan is depending on $4.5 billion of additional borrowing, which it is proposed to be repaid from increased transit fares and bridge and tunnel tolls. The plan also projects $2.85 billion in expense reductions over the five years. Critics have questioned whether many of the projected labor and other savings can be achieved. It is anticipated that the MTA and the TA will continue to require significant State and City support. Moody's reduced its rating of certain MTA obligations to Baa on April 14, 1992.

  LITIGATION. The State and the City are defendants in numerous legal proceedings, including challenges to the constitutionality and effectiveness of various welfare programs, alleged torts and breaches of contract, condemnation proceedings and other alleged violations of laws. Adverse judgments in these matters could require substantial financing not currently budgeted. For example, in addition to real estate certiorari proceedings, claims in excess of $286 billion were outstanding against the City at June 30, 1994, for which it estimated its potential future liability at $2.6 billion. It was recently reported that settlement of claims against the City for the effects of lead poisoning may cost $500 million during the next several years. Another action seeks a judgment that, as a result of an overestimate by the State Board of Equalization and Assessment, the City's 1992 real estate tax levy exceeded constitutional limits. In March 1993, the U.S. Supreme Court ruled that if the last known address of a beneficial owner of accounts held by banks and brokerage firms cannot be ascertained, unclaimed funds therein belong to the state of the broker's incorporation rather than where its principal office is located. New York agreed to pay $351 million by the 2003 fiscal year.

  Final adverse decisions in any of these cases could require extraordinary appropriations at either the State or City level or both.

NEW YORK TAXES

  In the opinion of Davis Polk & Wardwell, special counsel for the Sponsor, under existing New York law:

    Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and income received by the Trust will be treated as the income of the Holders in the same manner as for Federal income tax purposes. Accordingly, each Holder will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the Trust. In the opinion of bond counsel delivered on the date of issuance of the Bond, such interest will be exempt from New York State and City personal income taxes except where such interest is subject to Federal income taxes (see Taxes). A noncorporate Holder of Units of the Trust who is a New York State (and
  City) resident will be subject to New York State (and City) personal income taxes on any gain recognized when he disposes of all or part of his pro rata portion of a Bond. A noncorporate Holder who is not a New York State resident will not be subject to New York State or City personal income taxes on any such gain unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine his tax basis for his pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for Federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, a Holder's pro rata portion of the Bonds is generally not excludable from income in computing New York State and City corporate franchise taxes.

TAX FREE VS. TAXABLE INCOME

  The following tables show the approximate yields which taxable securities must earn in various income brackets to equal tax exempt yields under combined Federal and state individual income tax rates. This table reflects projected Federal income tax rates and tax brackets for the 1995 taxable year and state income tax rates that were available on the date of the Prospectus. Because the Federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and Federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the Federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of California and filing a Joint Return with $53,000 in taxable income for the 1995 tax year would need a taxable investment yielding 9.06% in order to equal a tax-free return of 6.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of Federal income tax and state income tax.

                              STATE OF CALIFORNIA

1995 TAX YEAR*

                     APPROX. COMBINED                   TAX EXEMPT YIELD
   TAXABLE           FEDERAL & STATE  4.00%  4.50%  5.00%  5.50%  6.00%  6.50%  7.00%  7.50%  8.00%
   INCOME BRACKET        TAX RATE
                                                    TAXABLE EQUIVALENT YIELD
                                                          JOINT RETURN
       $0-9,662           15.85%      4.75%  5.35%  5.94%   6.54%  7.13%  7.72%  8.32%  8.91%  9.51%
    $9,663-22,898         16.70       4.80   5.40   6.00    6.60   7.20   7.80   8.40   9.00   9.60
    $22,889-36,136        18.40       4.90   5.51   6.13    6.74   7.35   7.97   8.58   9.19   9.80
    $36,137-39,000        20.10       5.01   5.63   6.26    6.88   7.51   8.14   8.76   9.39  10.01
    $39,001-50,166        32.32       5.91   6.65   7.39    8.13   8.87   9.60  10.34  11.08  11.82
    $50,167-63,400        33.76       6.04   6.79   7.55    8.30   9.06   9.81  10.57  11.32  12.08
    $63,401-94,250        34.70       6.13   6.89   7.66    8.42   9.19   9.95  10.72  11.48  12.25
   $94,251-114,700        37.42       6.39   7.19   7.99    8.79   9.59  10.39  11.19  11.98  12.78
   $114,701-143,600       38.26       6.48   7.29   8.10    8.91   9.72  10.53  11.34  12.15  12.96
   $143,601-219,872       42.93       7.01   7.89   8.76    9.64  10.51  11.39  12.27  13.14  14.02
   $219,873-256,500       43.37       7.06   7.95   8.83    9.71  10.60  11.48  12.36  13.24  14.13
   $256,501-439,744       46.71       7.51   8.44   9.38   10.32  11.26  12.20  13.14  14.07  15.01
    Over $439,744         47.30       7.59   8.54   9.49   10.44  11.39  12.33  13.28  14.23  15.18
                                                          SINGLE RETURN
       $0-4,831           15.85%      4.75%  5.35%  5.94%   6.54%  7.13%  7.72%  8.32%  8.91%  9.51%
    $4,832-11,449         16.70       4.80   5.40   6.00    6.60   7.20   7.80   8.40   9.00   9.60
    $11,450-18,068        18.40       4.90   5.51   6.13    6.74   7.35   7.97   8.58   9.19   9.80
    $18,069-23,350        20.10       5.01   5.63   6.26    6.88   7.51   8.14   8.76   9.39  10.01
    $23,351-25,083        32.32       5.91   6.65   7.39    8.13   8.87   9.60  10.34  11.08  11.82
    $25,084-31,700        33.76       6.04   6.79   7.55    8.30   9.06   9.81  10.57  11.32  12.08
    $31,701-56,550        34.70       6.13   6.89   7.66    8.42   9.19   9.95  10.72  11.48  12.25
   $56,551-109,936        37.42       6.39   7.19   7.99    8.79   9.59  10.39  11.19  11.98  12.78
   $109,937-114,700       37.90       6.44   7.25   8.05    8.86   9.66  10.47  11.27  12.08  12.88
   $114,701-117,950       38.74       6.53   7.35   8.16    8.98   9.79  10.61  11.43  12.24  13.06
   $117,951-219,872       43.37       7.06   7.95   8.83    9.71  10.60  11.48  12.36  13.24  14.13
   $219,873-256,500       44.00       7.14   8.04   8.93    9.82  10.71  11.61  12.50  13.39  14.29
    Over $256,500         47.30       7.59   8.54   9.49   10.44  11.39  12.33  13.28  14.23  15.18

-------
* The amounts shown represent 1995 Federal and California tax rates. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income tax). If the standard deduction had been taken for Federal income tax purposes in order to reach the amount shown in the table, the taxable equivalent yield required to equal a specified tax-exempt yield would be at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should take into account the provisions of the Code under which the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. Under the Code, an individual taxpayer with adjusted gross income in excess of a $114,700 threshold amount is subject to an overall limitation on certain itemized deductions, requiring a reduction equal to the lesser of (i) 3% of adjusted gross income in excess of the $114,700 threshold amount or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out for married taxpayers filing a joint return with adjusted gross income in excess of $172,050 and for single taxpayers with adjusted gross income in excess of $114,700. Personal exemptions are phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in excess of the applicable threshold amount. California has adopted provisions corresponding to the Federal law provisions limiting the benefit of certain itemized deductions and phasing out the benefit of personal exemptions. However, the California threshold amounts and percentage reductions differ from those applicable under Federal law. The Federal and California tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be adjusted for inflation.

           TAXABLE EQUIVALENT YIELD TABLE FOR MINNESOTA - 1995 RATES
1995 TAX YEAR

   FEDERAL              FEDERAL EFFECTIVE MINNESOTA COMBINED                    TAX EXEMPT YIELD
   TAXABLE                TAX    FEDERAL  STATE TAX EFFECTIVE 4.00%  4.50%  5.00%  5.50%  6.00%  6.50%  7.00%  7.50%  8.00%
   INCOME               BRACKET   RATE      RATE      RATE
                                                                            TAXABLE EQUIVALENT YIELD
                                                                                     MARRIED
   $      0 to  22,840   15.00%   15.00%    6.00%     20.10%  5.01%  5.63%  6.26%   6.88%  7.51%  8.14%  8.76%  9.39% 10.01%
   $ 22,841 to  39,000   15.00    15.00     8.00      21.80   5.12   5.75   6.39    7.03   7.67   8.31   8.95   9.59  10.23
   $ 39,001 to  90,760   28.00    28.00     8.00      33.76   6.04   6.79   7.55    8.30   9.06   9.81  10.57  11.32  12.08
   $ 90,761 to  94,250   28.00    28.00     8.50      34.12   6.07   6.83   7.59    8.35   9.11   9.87  10.63  11.38  12.14
   $ 94,251 to 114,700   31.00    31.00     8.50      36.87   6.34   7.13   7.92    8.71   9.50  10.30  11.09  11.88  12.67
   $114,701 to 143,600   31.00    31.93     8.50      37.72   6.42   7.22   8.03    8.83   9.63  10.44  11.24  12.04  12.84
   $143,601 to 256,500   36.00    37.08     8.50      42.43   6.95   7.82   8.68    9.55  10.42  11.29  12.16  13.03  13.90
   Over $256,500         39.60    40.79     8.50      45.82   7.38   8.31   9.23   10.15  11.07  12.00  12.92  13.84  14.77
                                                                                     SINGLE
   $      0 to  15,620   15.00    15.00     6.00      20.10   5.01%  5.63%  6.26%   6.88%  7.51%  8.14%  8.76%  9.39% 10.01%
   $ 15,621 to  23,350   15.00    15.00     8.00      21.80   5.12   5.75   6.39    7.03   7.67   8.31   8.95   9.59  10.23
   $ 23,351 to  51,330   28.00    28.00     8.00      33.76   6.04   6.79   7.55    8.30   9.06   9.81  10.57  11.32  12.08
   $ 51,331 to  56,550   28.00    28.00     8.50      34.12   6.07   6.83   7.59    8.35   9.11   9.87  10.63  11.38  12.14
   $ 56,551 to 114,700   31.00    31.00     8.50      36.87   6.34   7.13   7.92    8.71   9.50  10.30  11.09  11.88  12.67
   $114,701 to 117,950   31.00    31.93     8.50      37.72   6.42   7.22   8.03    8.83   9.63  10.44  11.24  12.04  12.84
   $117,951 to 256,500   36.00    37.08     8.50      42.43   6.95   7.82   8.68    9.55  10.42  11.29  12.16  13.03  13.90
   Over $256,500         39.60    40.79     8.50      45.82   7.38   8.31   9.23   10.15  11.07  12.00  12.92  13.84  14.77

-------
Note: This table reflects the following:
  1 Taxable income equals adjusted gross income ("AGI") less personal exemptions of $2,500 less the standard deduction of $6,550 on a joint return or total itemized deductions, whichever is greater. However, itemized deductions are reduced by 3% of the amount of a taxpayer's AGI over $114,700. This is reflected in the brackets above by higher effective federal tax rates. Furthermore, personal exemptions are phased out for the amount of a taxpayer's AGI over $114,700 for single taxpayers and $172,050 for married taxpayers filing jointly. This latter provision is not incorporated into the above brackets.
  2 The combined effective rate is computed under the assumption that taxpayers itemize their deductions on their federal income tax returns.
  3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  4 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest rates applicable to the income levels indicated within each bracket.
  5 Minnesota tax rate brackets are adjusted annually to reflect changes in the Consumer Price Index.

                               STATE OF NEW YORK
1995 TAX YEAR

                        APPROX. COMBINED                TAX EXEMPT YIELD
   TAXABLE              FEDERAL & STATE  4.00%  4.50%  5.00%  5.50%  6.00%  6.50%  7.00%  7.50%  8.00%
   INCOME BRACKET           TAX RATE
                                                    TAXABLE EQUIVALENT YIELD
                                                          JOINT RETURN
   $      0 to  14,000       19.36%      4.96%  5.58%  6.20%   6.82%  7.44%  8.06%  8.68%  9.30%  9.92%
   $ 14,001 to  28,000       20.21       5.01   5.64   6.27    6.89   7.52   8.15   8.77   9.40  10.03
   $ 28,001 to  39,000       21.06       5.07   5.70   6.33    6.97   7.60   8.23   8.87   9.50  10.13
   $ 39,001 to  94,250       33.13       5.98   6.73   7.48    8.22   8.97   9.72  10.47  11.22  11.96
   $ 94,251 to 114,700       35.92       6.24   7.02   7.80    8.58   9.36  10.14  10.92  11.70  12.48
   $114,701 to 143,600       36.78       6.33   7.12   7.91    8.70   9.49  10.28  11.07  11.86  12.65
   $143,601 to 256,500       41.56       6.84   7.70   8.56    9.41  10.27  11.12  11.98  12.83  13.69
   Over $256,500             45.01       7.27   8.18   9.09   10.00  10.91  11.82  12.73  13.64  14.55
                                                          SINGLE RETURN
   $      0 to   7,000       19.36       4.96   5.58   6.20    6.82   7.44   8.06   8.68   9.30   9.92
   $  7,001 to  14,000       20.21       5.01   5.64   6.27    6.89   7.52   8.15   8.77   9.40  10.03
   $ 14,001 to  23,350       21.06       5.07   5.70   6.33    6.97   7.60   8.23   8.87   9.50  10.13
   $ 23,351 to  56,550       33.13       5.98   6.73   7.48    8.22   8.97   9.72  10.47  11.22  11.96
   $ 56,551 to 114,700       35.92       6.24   7.02   7.80    8.58   9.36  10.14  10.92  11.70  12.48
   $114,701 to 117,950       36.78       6.33   7.12   7.91    8.70   9.49  10.28  11.07  11.86  12.65
   $117,951 to 256,500       41.56       6.84   7.70   8.56    9.41  10.27  11.12  11.98  12.83  13.69
   Over $256,500             45.01       7.27   8.18   9.09   10.00  10.91  11.82  12.73  13.64  14.55

-------
Note: This table reflects the following:
  1 Taxable income equals adjusted gross income ("AGI") less personal exemptions of $2,500 less the standard deduction of $6,550 on a joint return or total itemized deductions, whichever is greater. However, itemized deductions are reduced by 3% of the amount of a taxpayer's AGI over $114,700. This is reflected in the brackets above by higher effective federal tax rates. Furthermore, personal exemptions are phased out for the amount of a taxpayer's AGI over $114,700 for single taxpayers and $172,050 for married taxpayers filing jointly. This latter provision is not incorporated into the above brackets.
  2 The combined effective rate is computed under the assumption that taxpayers itemize their deductions on their federal income tax returns.
  3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  4 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest rates applicable to the income levels indicated within each bracket.

                                CITY OF NEW YORK
1995 TAX YEAR

                        TOTAL  APPROX. COMBINED
                         NEW   FEDERAL, STATE &                   TAX EXEMPT YIELD
   TAXABLE              YORK    NEW YORK CITY   4.00%  4.50%  5.00%  5.50%  6.00%  6.50%  7.00%  7.50%  8.00%
   INCOME BRACKET       RATES      TAX RATE
                                                   TAXABLE EQUIVALENT YIELD
                                                         JOINT RETURN
   $      0 to  14,000   7.73%      21.57%      5.10%  5.74%  6.37%   7.01%  7.65%  8.29%  8.92%  9.56% 10.20%
   $ 14,001 to  14,400   8.73       22.42       5.16   5.80   6.44    7.09   7.73   8.38   9.02   9.67  10.31
   $ 14,401 to  27,000   9.13       22.76       5.18   5.83   6.47    7.12   7.77   8.41   9.06   9.71  10.36
   $ 27,001 to  28,000   9.43       23.01       5.20   5.85   6.49    7.14   7.79   8.44   9.09   9.74  10.39
   $ 28,001 to  39,000  10.43       23.85       5.25   5.91   6.57    7.22   7.88   8.54   9.19   9.85  10.51
   $ 39,001 to  45,000  10.43       35.51       6.20   6.98   7.75    8.53   9.30  10.08  10.85  11.53  12.40
   $ 45,001 to  94,250  10.48       35.54       6.21   6.98   7.76    8.53   9.31  10.08  10.86  11.64  12.41
   $ 94,251 to 108,000  10.48       38.23       6.48   7.28   8.09    8.90   9.71  10.52  11.33  12.14  12.95
   $108,001 to 114,700  10.53       38.26       6.48   7.29   8.10    8.91   9.72  10.53  11.34  12.15  12.96
   $114,701 to 143,600  10.53       39.09       6.57   7.39   8.21    9.03   9.85  10.67  11.49  12.31  13.14
   $143,601 to 256,500  10.53       43.70       7.11   7.99   8.88    9.77  10.66  11.55  12.43  13.32  14.21
   Over $256,500        10.53       47.02       7.55   8.49   9.44   10.38  11.33  12.27  13.21  14.16  15.10
                                                        SINGLE RETURN
   $      0 to   7,000   7.73       21.57       5.10%  5.74%  6.37%  7.01%   7.65%  8.29%  8.92%  9.56% 10.20%
   $  7,001 to   8,000   8.73       22.42       5.16   5.80   6.44    7.09   7.73   8.38   9.02   9.67  10.31
   $  8,001 to  14,000   9.13       22.76       5.18   5.83   6.47    7.12   7.77   8.41   9.06   9.71  10.36
   $ 14,001 to  15,000  10.13       23.61       5.24   5.89   6.55    7.20   7.85   8.51   9.16   9.82  10.47
   $ 15,001 to  23,350  10.43       23.86       5.25   5.91   6.57    7.22   7.88   8.54   9.19   9.85  10.51
   $ 23,351 to  25,000  10.43       35.51       6.20   6.98   7.75    8.53   9.30  10.08  10.85  11.63  12.40
   $ 25,001 to  56,550  10.48       35.54       6.21   6.98   7.76    8.53   9.31  10.08  10.86  11.64  12.41
   $ 56,551 to  60,000  10.48       38.23       6.48   7.28   8.09    8.90   9.71  10.52  11.33  12.14  12.95
   $ 60,001 to 114,700  10.53       38.26       6.48   7.29   8.10    8.91   9.72  10.53  11.34  12.15  12.96
   $114,701 to 117,950  10.53       39.09       6.57   7.39   8.21    9.03   9.85  10.67  11.49  12.31  13.14
   $117,951 to 256,500  10.53       43.70       7.11   7.99   8.88    9.77  10.66  11.55  12.43  13.32  14.21
   Over $256,500        10.53       47.02       7.55   8.49   9.44   10.38  11.33  12.27  13.21  14.16  15.10

-------
Note: This table reflects the following:

  1 Taxable income equals adjusted gross income ("AGI") less personal exemptions of $2,500 less the standard deduction of $6,550 on a joint return or total itemized deductions, whichever is greater. However, itemized deductions are reduced by 3% of the amount of a taxpayer's AGI over $114,700. This is reflected in the brackets above by higher effective federal tax rates. Furthermore, personal exemptions are phased out for the amount of a taxpayer's AGI over $114,700 for single taxpayers and $172,050 for married taxpayers filing jointly. This latter provision is not incorporated into the above brackets.
  2 The combined effective rate is computed under the assumption that taxpayers itemize their deductions on their federal income tax returns.
  3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  4 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest rates applicable to the income levels indicated within each bracket.

PROSPECTUS
THIS PROSPECTUS CONTAINS INFORMATION CONCERNING THE TRUST AND THE SPONSOR, BUT DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C., UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

INDEX:

                                                                            PAGE
                                                                            ----
SUMMARY OF ESSENTIAL INFORMATION........................................... A-2
PORTFOLIO SUMMARY AS OF DATE OF DEPOSIT.................................... A-4
UNDERWRITING............................................................... A-6
INDEPENDENT AUDITORS' REPORT............................................... A-8
STATEMENTS OF FINANCIAL CONDITION OF THE TAX EXEMPT SECURITIES TRUST....... A-11
TABLES OF ESTIMATED CASH FLOW TO UNIT HOLDERS.............................. A-16
NOTES TO PORTFOLIOS OF SECURITIES.......................................... A-16
TAX EXEMPT SECURITIES TRUST................................................ B-1
 THE TRUSTS................................................................ B-1
 OBJECTIVES................................................................ B-1
 PORTFOLIO................................................................. B-1
 RISK FACTORS.............................................................. B-2
 THE UNITS................................................................. B-12
 TAXES..................................................................... B-12
 EXPENSES AND CHARGES...................................................... B-14
PUBLIC OFFERING............................................................ B-15
 OFFERING PRICE............................................................ B-15
 METHOD OF EVALUATION...................................................... B-15
 DISTRIBUTION OF UNITS..................................................... B-16
 MARKET FOR UNITS.......................................................... B-16
 EXCHANGE OPTION........................................................... B-16
 REINVESTMENT PROGRAMS..................................................... B-17
 SPONSOR'S AND UNDERWRITERS' PROFITS....................................... B-17
RIGHTS OF UNIT HOLDERS..................................................... B-17
 CERTIFICATES.............................................................. B-17
 DISTRIBUTION OF INTEREST AND PRINCIPAL.................................... B-18
 REPORTS AND RECORDS....................................................... B-19
 REDEMPTION OF UNITS....................................................... B-19
SPONSOR.................................................................... B-20
 LIMITATIONS ON LIABILITY.................................................. B-21
 RESPONSIBILITY............................................................ B-21
 RESIGNATION............................................................... B-21
TRUSTEE.................................................................... B-21
 LIMITATIONS ON LIABILITY.................................................. B-21
 RESIGNATION............................................................... B-22
EVALUATOR.................................................................. B-22
 LIMITATIONS ON LIABILITY.................................................. B-22
 RESPONSIBILITY............................................................ B-22
 RESIGNATION............................................................... B-22
AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT........................... B-23
 AMENDMENT................................................................. B-23
 TERMINATION............................................................... B-23
LEGAL OPINION.............................................................. B-23
AUDITORS................................................................... B-23
BOND RATINGS............................................................... B-23
FEDERAL TAX FREE VS. TAXABLE INCOME........................................ B-25
TAX EXEMPT SECURITIES--THE STATE TRUSTS.................................... C-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                          TAX EXEMPT
                          SECURITIES
                          TRUST
                                 ------------
                                 15,750 UNITS
                                 ------------
                                  Prospectus
                            Dated November 9, 1995
                                 ------------

                                    SPONSOR

                               SMITH BARNEY INC.
                             388 GREENWICH STREET
                                  23RD FLOOR
                           NEW YORK, NEW YORK 10013
                                (800) 223-2532